Registration No. 333-137206
                                                     Registration No. 811-07659
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

         Pre-Effective Amendment No.                                       [ ]


         Post-Effective Amendment No. 6                                    [X]


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]


         Amendment No. 211                                                 [X]


                        (Check appropriate box or boxes)

                              --------------------

                            SEPARATE ACCOUNT No. 49
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                              --------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                              --------------------

                  Please send copies of all communications to:

                           CHRISTOPHER E. PALMER, ESQ.
                               GOODWIN PROCTER LLP
                            901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

         Approximate Date of Proposed Public Offering:  Continuous.

         It is proposed that this filing will become effective
         (check appropriate box):

  [X]    On June 23, 2008 pursuant to paragraph (b) (1) (vii) of Rule 485.

  [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [ ]    On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in Separate Account under variable annuity contracts.

                                      NOTE

This Post Effective Amendment No. 6 ("PEA") to the Form N-4 Registration Statement No. 333-137206 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the new prospectus disclosure relating to a new contract available for sale. Part C of this Registration Statement has also been updated for the purpose of filing exhibits pursuant to the requirements of Form N-4. The PEA does not amend or delete any other Prospectus or supplements to any Prospectus or any other part of the Registration Statement except as specifically noted herein.

Stylus(R)


A combination variable and fixed deferred annuity contract


PROSPECTUS DATED JUNE 23, 2008


Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------


WHAT IS STYLUS(R)?

Stylus(R) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options. This contract may not currently be available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix V later in this Prospectus for more information on state availability and/or variations of certain features and benefits.



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Variable investment options
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o AXA Aggressive Allocation*         o AXA Moderate-Plus Allocation*
o AXA Conservative Allocation*       o EQ/Franklin Templeton Founding Strategy
o AXA Conservative-Plus Allocation*  o EQ/Money Market
o AXA Moderate Allocation*
--------------------------------------------------------------------------------


*  The "AXA Allocation" portfolios.


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


TYPES OF CONTRACTS. We offer the contracts for use as:

o     A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA. We offer two versions of the traditional IRA: "Rollover IRA" (intended for rollover and direct transfer contributions) and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth IRA" and "Flexible Premium Roth IRA."

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer contributions and specific direct rollover contributions only).

o An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth IRA, Inherited IRA, or QP contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $4,000 to purchase a contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2008, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI has been incorporated by reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                   X02048/Stylus

                                                                        (R-4/15)

Contents of this Prospectus

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STYLUS(R)
--------------------------------------------------------------------------------

Index of key words and phrases                                                 4
Who is AXA Equitable?                                                          6
How to reach us                                                                7

Stylus(R) at a glance -- key features                                          9


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FEE TABLE                                                                     11
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Example                                                                       13
Condensed financial information                                               14

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1. CONTRACT FEATURES AND BENEFITS                                             15
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How you can purchase and contribute to your contract                          15
Owner and annuitant requirements                                              19
Purchase considerations for a charitable remainder trust                      19
How you can make your contributions                                           19
What are your investment options under the contract?                          20
Portfolios of the Trusts                                                      21
Allocating your contributions                                                 22
Guaranteed minimum death benefit and
  Guaranteed minimum income benefit base                                      22
Annuity purchase factors                                                      24
Guaranteed minimum income benefit                                             24
Guaranteed minimum death benefit                                              27
Guaranteed withdrawal benefit for life ("GWBL")                               28
Guaranteed withdrawal benefit ("GWB")                                         32
Inherited IRA beneficiary continuation contract                               34
Your right to cancel within a certain number of days                          35

--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                          37
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Your account value and cash value                                             37
Your contract's value in the variable investment options                      37
Insufficient account value                                                    37

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3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                           38
--------------------------------------------------------------------------------
Transferring your account value                                               38
Disruptive transfer activity                                                  38
Rebalancing your account value                                                39

----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

2 Contents of this Prospectus

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4. ACCESSING YOUR MONEY                                                       40
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Withdrawing your account value                                                40
How withdrawals are taken from your account value                             42

How withdrawals affect your Guaranteed minimum
  income benefit and Guaranteed minimum death benefit                         42

How withdrawals affect your GWBL and GWBL Guaranteed
  minimum death benefit                                                       43

How withdrawals affect your GWB and GWB Guaranteed
     minimum death benefit                                                    43

Withdrawals treated as surrenders                                             43
Surrendering your contract to receive its cash value                          43
When to expect payments                                                       44
Your annuity payout options                                                   44

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5. CHARGES AND EXPENSES                                                       47
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Charges that AXA Equitable deducts                                            47
Charges that the Trusts deduct                                                50
Group or sponsored arrangements                                               51
Other distribution arrangements                                               51

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6. PAYMENT OF DEATH BENEFIT                                                   52
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Your beneficiary and payment of benefit                                       52
Beneficiary continuation option                                               54

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7. TAX INFORMATION                                                            57
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Overview                                                                      57
Buying a contract to fund a retirement arrangement                            57
Transfers among investment options                                            57
Taxation of nonqualified annuities                                            57
Individual retirement arrangements (IRAs)                                     59
Federal and state income tax withholding and
  information reporting                                                       68
Special rules for contracts funding qualified plans                           69
Impact of taxes to AXA Equitable                                              69

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8. MORE INFORMATION                                                           70
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About Separate Account No. 49                                                 70
About the Trusts                                                              70
About the general account                                                     70
About other methods of payment                                                70
Dates and prices at which contract events occur                               71
About your voting rights                                                      72
About legal proceedings                                                       72
Financial statements                                                          72
Transfers of ownership, collateral assignments, loans
  and borrowing                                                               72
About Custodial IRAs                                                          72
Distribution of the contracts                                                 73

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APPENDICES
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  I -- Condensed financial information                                       A-1
 II -- Purchase considerations for QP contracts                              B-1
III -- Enhanced death benefit example                                        C-1
 IV -- Hypothetical illustrations                                            D-1
  V -- State contract availability and/or variations of certain
        features and benefits                                                E-1

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STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                   Contents of this Prospectus 3

Index of key words and phrases

--------------------------------------------------------------------------------
This index should help you locate more information on the terms used in this Prospectus.


                                                                  Page
   6% Roll-Up to age 85                                            23
   6-1/2% Roll-Up to age 85                                        23
   12-month dollar cost averaging                                  22
   account value                                                   37
   administrative charge                                           47
   annual administrative charge                                    47
   Annual Ratchet                                                  29
   Annual Ratchet to age 85 enhanced death benefit                 23
   annuitant                                                       15
   annuitization                                                   44
   annuity maturity date                                           46
   annuity payout options                                          44
   annuity purchase factors                                        24
   automatic annual reset program                                   8
   automatic customized reset program                               8
   automatic investment program                                    71
   beneficiary                                                     52
   Beneficiary continuation option ("BCO")                         54
   business day                                                    71
   cash value                                                      37
   charges for state premium and other applicable taxes            50
   contract date                                                   19
   contract date anniversary                                       19
   contract year                                                   19
   contributions to Roth IRAs                                      65
      regular contributions                                        65
      rollovers and transfers                                      66
      conversion contributions                                     66
   contributions to traditional IRAs                               60
      regular contributions                                        60
      rollovers and transfers                                      61
   disability, terminal illness or confinement to nursing home     48
   disruptive transfer activity                                    38
   Distribution Charge                                             47
   EQAccess                                                         7
   Flexible Premium IRA                                         cover
   Flexible Premium Roth IRA                                    cover
   free look                                                       35
   free withdrawal amount                                          48
   general account                                                 70
   General dollar cost averaging                                   22
   Guaranteed minimum death benefit                                27
   Guaranteed minimum death benefit and Guaranteed
      minimum income benefit base                                  22
   Guaranteed minimum death benefit/Guaranteed
      minimum income benefit roll-up benefit
      base reset option                                            23
   Guaranteed minimum income benefit                               24
   Guaranteed minimum income benefit charge                        49
   Guaranteed minimum income benefit "no lapse guarantee"          25
   Guaranteed withdrawal benefit                                   32
   Guaranteed withdrawal benefit for life ("GWB")                  28
   Guaranteed withdrawal benefit for life charge ("GWBL")          50
   GWB benefit base                                                32
   GWBL benefit base                                               28
   IRA                                                          cover
   IRS                                                             57
   Inherited IRA                                                cover
   investment options                                           cover
   lifetime required minimum distribution withdrawals              41
   market timing                                                   38
   Mortality and expense risks charge                              47
   NQ                                                           cover
   one-time reset option                                            8
   partial withdrawals                                             40
   portfolio   cover
   processing office                                                7
   QP                                                           cover
   Rebalancing                                                     39
   Rollover IRA                                                 cover
   Roth IRA                                                     cover
   SAI                                                          cover
   SEC                                                          cover
   self-directed allocation                                        22
   Separate Account No. 49                                         70
   standard death benefit                                          23
   substantially equal withdrawals                                 41
   Spousal continuation                                            53
   systematic withdrawals                                          41
   TOPS                                                            7
   traditional IRA                                              cover
   Trusts                                                          70
   unit                                                            37
   variable investment options                                  cover
   wire transmittals and electronic applications                   70
   withdrawal charge                                               48


To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

--------------------------------------------------------------------------------
Prospectus                          Contract or Supplemental Materials
--------------------------------------------------------------------------------
variable investment options         Investment Funds
account value                       Annuity Account Value
--------------------------------------------------------------------------------

4 Index of key words and phrases

--------------------------------------------------------------------------------
Prospectus                                 Contract or Supplemental Materials
--------------------------------------------------------------------------------
unit                                       Accumulation Unit
Guaranteed minimum death benefit           Guaranteed death benefit
Guaranteed minimum income benefit          Guaranteed Income Benefit
Guaranteed withdrawal benefit for life     Guaranteed withdrawal benefit
GWBL benefit base                          Guaranteed withdrawal benefit for
                                           life benefit base
Guaranteed annual withdrawal amount        Guaranteed withdrawal benefit for
                                           life Annual withdrawal amount
GWBL Excess withdrawal                     Guaranteed withdrawal benefit for
                                           life Excess withdrawal
GWB Excess withdrawal                      Guaranteed withdrawal benefit Excess
                                           withdrawal
--------------------------------------------------------------------------------


                                                Index of key words and phrases 5

Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


6  Who is AXA Equitable?

HOW TO REACH US


Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

     Stylus(R)
     P.O. Box 13014
     Newark, NJ 07188-0014

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

     Stylus(R)
     c/o JPMorgan Chase -- Remit One Lockbox Processing
     Lockbox No. 13014
     4 Chase Metrotech Center, 7th Floor West
     Brooklyn, NY 11245-0001
     Attn: Remit One Lockbox



--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

     Stylus(R)
     P.O. Box 1547
     Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

     Stylus(R)
     200 Plaza Drive, 1st Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to the appropriate processing office. Your correspondence, however, is not considered received by us until it is received at the appropriate processing office. Our processing office for correspondence with checks is Chase Metrotech Center, 7th Floor West, Brooklyn, NY. Our processing office for all other communications is 200 Plaza Drive, 1st Floor, Secaucus, NJ.


--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o     written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and


o annual statement of your contract values as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.


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TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND EQACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o     your current account value;

o     your current allocation percentages;

o     the number of units you have in the variable investment options;

o     the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options;

o     elect to receive certain contract statements electronically;


o     enroll in, modify or cancel a rebalancing program (through EQAccess only);


o     change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only); and

o     access Frequently Asked Questions and Service Forms (not available through
      TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access EQAccess by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

                                                        Who is AXA Equitable?  7

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CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)   authorization for telephone transfers by your financial professional;

(2) conversion of a traditional IRA to a Roth IRA or Flexible Premium Roth IRA contract;


(3)   election of the automatic investment program;

(4) requests for withdrawals or surrenders from contracts with the Guaranteed withdrawal benefit for life ("GWBL") or Guaranteed withdrawal benefit ("GWB");


(5)   tax withholding elections;

(6)   election of the Beneficiary continuation option;

(7)   IRA contribution recharacterizations;

(8)   Section 1035 exchanges;


(9)   direct transfers and rollovers;


(10)  exercise of the Guaranteed minimum income benefit;


(11) requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;


(12) requests to opt out of or back into the annual ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(13)  death claims;


(14)  purchase by, or change of ownership to, a nonnatural owner;

(15)  change in ownership (NQ only, if available in your contract); and

(16) requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL") or Guaranteed withdrawal benefit ("GWB").

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)   beneficiary changes;


(2)   contract surrender and withdrawal requests;

(3)   general dollar cost averaging; and

(4)   12-month dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:


(1)   automatic investment program;


(2)   general dollar cost averaging;


(3)   12 month dollar cost averaging;

(4)   substantially equal withdrawals;

(5)   systematic withdrawals; and

(6)   the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 DAYS PRIOR TO YOUR NEXT CONTRACT DATE ANNIVERSARY:

(1)   automatic annual reset program; and

(2)   automatic customized reset program.


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

8  Who is AXA Equitable?

Stylus(R) at a glance -- key features



-----------------------------------------------------------------------------------------------------------------------------------
Professional investment   Stylus(R) variable investment options invest in different Portfolios managed by professional
management                investment advisers.
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Tax considerations        o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                          ---------------------------------------------------------------------------------------------------------
                          o No tax on transfers among investment options inside the contract.
                          ---------------------------------------------------------------------------------------------------------
                          If you are purchasing an annuity contract as an Individual Retirement Annuity (IRA), or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum        The Guaranteed minimum income benefit provides income protection for you during your life once you
income benefit            elect to annuitize the contract.
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Guaranteed withdrawal     The Guaranteed withdrawal benefit for life option ("GWBL") guarantees that you can take withdrawals
benefit for life          of up to a maximum amount each contract year (your "Guaranteed annual withdrawal amount") beginning at age
                          45 or later.
                          Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to zero (unless it is caused by a withdrawal that exceeds your Guaranteed annual withdrawal amount).
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed withdrawal     The Guaranteed withdrawal benefit option ("GWB") guarantees that you can take withdrawals of up to a
benefit                   maximum amount each contract year (your "Guaranteed annual withdrawal amount").
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Contribution amounts      o NQ, Rollover IRA, Roth IRA, Inherited IRA and QP contracts
                            o Initial minimum:      $5,000
                            o Additional minimum:   $500 (NQ and QP contracts)
                                                    $50 (Rollover IRA and Roth Conversion IRA contracts)
                                                    $1000 (Inherited IRA contracts)
                                                    $100 monthly and $300 quarterly under our automatic investment program
                                                    (NQ, Rollover IRA, and Roth Conversion IRA contracts)
                          ---------------------------------------------------------------------------------------------------------
                          o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                            o Initial minimum:      $4,000
                            o Additional minimum:   $50
                                                    $50 monthly and quarterly under our automatic investment program
                          ---------------------------------------------------------------------------------------------------------
                          Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million
                          ($500,000 for owners or annuitants who are age 81 and older at contract issue unless you elect GWBL)
                          for Stylus(R) contracts with the same owner or annuitant. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We currently impose that limitation except in certain circumstances, which are identified in "How you can purchase and contribute to your contract" in "Contract features and benefits" later in this Prospectus.
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Access to your money      o Partial withdrawals
                          o Several withdrawal options on a periodic basis
                          o Contract surrender
                          o Maximum payment plan (only under contracts with GWBL or GWB)
                          o Customized payment plan (only under contracts with GWBL or GWB)
                          You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
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


                                         Stylus(R) at a glance -- key features 9

Payout options            o Fixed annuity payout options

                          o Variable Immediate Annuity payout options (described in a separate prospectus for that option)

                          o Income Manager(R) payout options (described in a separate prospectus for that option)
-----------------------------------------------------------------------------------------------------------------------------------
Additional features       o Guaranteed minimum death benefit options

                          o Dollar cost averaging

                          o Automatic investment program

                          o Account value rebalancing (quarterly, semiannually, and annually)

                          o Free transfers

                          o Waiver of withdrawal charge for certain withdrawals, disability, terminal illness, or confinement to a nursing home

                          o Spousal continuation

                          o Beneficiary continuation option

                          o Roll-Up benefit base reset
-----------------------------------------------------------------------------------------------------------------------------------
Fees and charges          Please see "Fee table" later in this section for complete details.
-----------------------------------------------------------------------------------------------------------------------------------
Owner and annuitant issue NQ: 0-85
ages                      Rollover IRA, Roth IRA and Flexible Premium Roth IRA: 20-85
                          Flexible Premium IRA: 20-70
                          Inherited IRA: 0-70
                          QP (defined contribution): 20-75
-----------------------------------------------------------------------------------------------------------------------------------


The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages. Please see Appendix V later in this Prospectus for more information on state availability and/or variations of certain features and benefits.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this Prospectus for additional information.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

10 Stylus(R) at a glance -- key features

Fee table

--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

--------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
--------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-
drawn (deducted if you surrender your contract or make certain
withdrawals or apply your cash value to certain payout options).(1)        7.00%

Charge if you elect a variable payout option upon annuitization (which
is described in a separate prospectus for that option)                     $350
--------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

--------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
--------------------------------------------------------------------------------
Maximum annual administrative charge(2)
 If your account value on a contract date anniversary is less than
 $50,000(3)                                                                $30
 If your account value on a contract date anniversary is $50,000 or more   $0

--------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
--------------------------------------------------------------------------------
Separate account annual expenses:

Mortality and expense risks                                             0.80%(4)

Administrative 0.30% Distribution                                       0.05%
                                                                        -------
Total Separate account annual expenses                                  1.15%

--------------------------------------------------------------------------------
Charges we deduct from your account value each year if you elect any of the following optional benefits
--------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (calculated as a percentage of the applicable benefit base. Deducted annually(2) on each contract date anniversary for which the benefit is in effect).

 Standard death benefit                                                 0.00%
 Annual Ratchet to age 85                                               0.25%
 Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85        0.80%(5)

  If you elect to reset this benefit base, if applicable, we reserve
  the right to increase your charge up to:                              0.95%

 Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85            0.65%(5)

  If you elect to reset this benefit base, if applicable, we reserve
  the right to increase your charge up to:                              0.80%

 GWBL Enhanced death benefit                                            0.30%
--------------------------------------------------------------------------------


                                                                    Fee table 11

-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum income benefit charge (calculated as a
percentage of the applicable benefit base. Deducted annually(2) on each contract date anniversary for which the benefit is in effect)

If you elect the Guaranteed minimum income benefit that includes the
6-1/2% Roll-Up benefit base                                                                0.80%(5)

   If you elect to reset this benefit base, we reserve the right to
   increase your charge up to:                                                             1.00%

If you elect the Guaranteed minimum income benefit that includes the
6% Roll-Up benefit base                                                                    0.65%(5)

   If you elect to reset this Roll-Up benefit base, we reserve the
   right to increase your charge up to:                                                    0.95%
-----------------------------------------------------------------------------------------------------------------------------------

Guaranteed withdrawal benefit for life benefit charge (calcu-                              0.65% for the Single Life option
lated as a percentage of the GWBL benefit base. Deducted annually(2)                       0.80% for the Joint Life option
on each contract date anniversary).

If your GWBL benefit base ratchets, we reserve the right to increase
your charge up to:                                                                         0.80% for the Single Life option
                                                                                           0.95% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in
"Charges and expenses," both later in this Prospectus.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed withdrawal benefit charge (calculated as a percent-                             0.30%
age of account value. Deducted annually(2) on each contract date anniversary).

If you elect the Optional 5-year reset, we reserve the right to increase
your charge up to:                                                                         0.45%

If your GWB benefit base is zero, the Guaranteed withdrawal benefit charge will not be applied. Please see "Guaranteed withdrawal benefit" in "Contract features and benefits" for more information about this feature, including its benefit base and the Optional
5-year reset provision, and "Guaranteed withdrawal benefit charge" in "Charges and expenses," both in this supplement.
-----------------------------------------------------------------------------------------------------------------------------------


You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


-----------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees,         ------     -------
and/or other expenses)(6)                                                          0.70%      1.57%


This table shows the fees and expenses for 2007 as an annual percentage of each Portfolio's daily average net assets.


----------------------------------------------------------------------------------------------------------------------------
                                                                        Acquired     Total
                                                                       Fund Fees     Annual                     Net
                                                                          and       Expenses    Fee Waiv-      Annual
                                                                        Expenses     (Before   ers and/or     Expenses
                                  Manage-                             (Underlying    Expense     Expense       After
                                   ment       12b-1      Other          Portfo-      Limita-   Reimburse-     Expense
Portfolio Name                    Fees(7)    Fees(8)   Expenses (9)    lios)(10)      tions)    ments(11)   Limitations
----------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
----------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation          0.10%      0.25%       0.17%          0.92%         1.44%      (0.17)%      1.27%
AXA Conservative Allocation        0.10%      0.25%       0.21%          0.69%         1.25%      (0.21)%      1.04%
AXA Conservative-Plus Allocation   0.10%      0.25%       0.19%          0.76%         1.30%      (0.19)%      1.11%
AXA Moderate Allocation            0.10%      0.25%       0.17%          0.82%         1.34%      (0.17)%      1.17%
AXA Moderate-Plus Allocation       0.10%      0.25%       0.17%          0.86%         1.38%      (0.17)%      1.21%
----------------------------------------------------------------------------------------------------------------------------


12 Fee table

This table shows the fees and expenses for 2007 as an annual percentage of each Portfolio's daily average net assets.


----------------------------------------------------------------------------------------------------------------------------
                                                                        Acquired     Total
                                                                       Fund Fees     Annual                     Net
                                                                          and       Expenses    Fee Waiv-      Annual
                                                                        Expenses     (Before   ers and/or     Expenses
                                  Manage-                             (Underlying    Expense     Expense       After
                                   ment       12b-1      Other          Portfo-      Limita-   Reimburse-     Expense
Portfolio Name                    Fees(7)    Fees(8)   Expenses (9)    lios)(10)      tions)    ments(11)   Limitations
----------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust:
----------------------------------------------------------------------------------------------------------------------------
EQ/Franklin Templeton
 Founding Strategy                0.05%      0.25%      0.22%          1.05%         1.57%      (0.12)%      1.45%(12)
EQ/Money Market                   0.32%      0.25%      0.13%            --          0.70%         --        0.70%
----------------------------------------------------------------------------------------------------------------------------


Notes:

(1) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

      The withdrawal charge percentage we use              Contract
      is determined by the contract year in                Year
      which you make the withdrawal or                     1..............7.00%
      surrender your contract. For each                    2..............7.00%
      contribution, we consider the contract               3..............6.00%
      year in which we receive that                        4..............6.00%
      contribution to be "contract year 1")                5..............5.00%
                                                           6..............3.00%
                                                           7..............1.00%
                                                           8+.............0.00%

(2) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.


(4) These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges.

(5) We reserve the right to increase this charge if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

(6) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.

(7) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnotes (11) and (12) for any expense limitation agreement information. (8) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(8) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(9) Other expenses shown are those incurred in 2007. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnotes (11) and (12) for any expense limitation agreement information.

(10) Each of these variable investment options invests in a corresponding Portfolio of one of the Trusts. Each Portfolio, in turn, invests in shares of other Portfolios of the Trusts ("the underlying portfolios"). Amounts shown reflect each Portfolio's pro rata share of the fees and expenses of the underlying portfolios in which it invests. A "--" indicates that the listed Portfolio does not invest in underlying portfolios.

(11) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements.

(12) In addition to the fee waiver and/or expense reimbursement discussed in the footnote immediately above, AXA Equitable, voluntarily will waive all its management and adminis tration fees and reimburse all other expenses associated with the EQ/Franklin Templeton Founding Strategy Portfolio ("Portfolio") (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses). Accordingly, the Total Annual Operating Expenses (including Acquired Fund Fees and Expenses), taking into account the voluntary waiver by AXA Equitable, will be 1.30%. The voluntary waiver by AXA Equitable will remain in effect until April 30, 2009.


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

                                                                    Fee table 13

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85 with the Guaranteed minimum income benefit) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2007 on a similar contract, which results in an estimated administrative charge of 0.009% of contract value.


The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------
                                            If you surrender your contract at the
                                              end of the applicable time period
------------------------------------------------------------------------------------------
Portfolio Name                        1 year        3 years       5 years         10 years
------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------
AXA Aggressive Allocation           $1,111.00      $1,864.00      $2,664.00      $4,630.00
AXA Conservative Allocation         $1,091.00      $1,806.00      $2,568.00      $4,449.00
AXA Conservative-Plus Allocation    $1,096.00      $1,821.00      $2,593.00      $4,497.00
AXA Moderate Allocation             $1,100.00      $1,834.00      $2,613.00      $4,536.00
AXA Moderate-Plus Allocation        $1,104.00      $1,846.00      $2,633.00      $4,574.00
------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding
 Strategy                           $1,124.00      $1,905.00      $2,729.00      $4,752.00
EQ/Money Market                     $1,033.00      $1,634.00      $2,285.00      $3,905.00
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                             If you annuitize at the end of the
                                            applicable time period and select a
                                             non-life contingent period certain
                                          annuity option with less than five years
------------------------------------------------------------------------------------------
Portfolio Name                      1 year         3 years        5 years         10 years
------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------
AXA Aggressive Allocation            N/A          $1,864.00      $2,664.00       $4,630.00
AXA Conservative Allocation          N/A          $1,806.00      $2,568.00       $4,449.00
AXA Conservative-Plus Allocation     N/A          $1,821.00      $2,593.00       $4,497.00
AXA Moderate Allocation              N/A          $1,834.00      $2,613.00       $4,536.00
AXA Moderate-Plus Allocation         N/A          $1,846.00      $2,633.00       $4,574.00
------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding
 Strategy                            N/A           $1,905.00      $2,729.00      $4,752.00
EQ/Money Market                      N/A           $1,634.00      $2,285.00      $3,905.00
------------------------------------------------------------------------------------------

                                    If you do not surrender your contract at
                                   the end of the applicable time period
------------------------------------------------------------------------------------------
Portfolio Name                       1 year        3 years        5 years         10 years
------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------
AXA Aggressive Allocation            $411.00       $1,264.00      $2,164.00      $4,630.00
AXA Conservative Allocation          $391.00       $1,206.00      $2,068.00      $4,449.00
AXA Conservative-Plus Allocation     $396.00       $1,221.00      $2,093.00      $4,497.00
AXA Moderate Allocation              $400.00       $1,234.00      $2,113.00      $4,536.00
AXA Moderate-Plus Allocation         $404.00       $1,246.00      $2,133.00      $4,574.00
------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------
EQ/Franklin Templeton Founding
 Strategy                            $424.00       $1,305.00      $2,229.00      $4,752.00
EQ/Money Market                      $333.00       $1,034.00      $1,785.00      $3,905.00
------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2007.

14 Fee table

1.  Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of owner and contract purchased. The following table summarizes our rules regarding contributions to your contract. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant.


We may refuse to accept any contribution if the sum of all contributions under all Stylus(R) contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are ages 81 and older at contract issue unless you elect GWBL). We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.


--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               Available
               for owner
               and annuitant   Minimum
Contract type  issue ages      contributions       Source of contributions                Limitations on contributions+
-----------------------------------------------------------------------------------------------------------------------------------
NQ             0 through 85    o $5,000 (initial)  o After-tax money.                     o No additional contributions may be
                                                                                            made after attainment of age 86, or if
                               o $500 (additional) o Paid to us by check or transfer of     later, the first contract date anniver-
                                                     contract value in a tax-deferred       sary.*
                               o $100 monthly and    exchange under Section 1035 of the
                                 $300 quarterly      Internal Revenue Code.
                                 under our auto-
                                 matic investment
                                 program (addi-
                                 tional)
-----------------------------------------------------------------------------------------------------------------------------------
Rollover IRA   20 through 85   o $5,000 (initial)  o Eligible rollover distributions from o No additional contributions may be
                                                     403(b) plans, qualified plans, and     made after attainment of age 86, or, if
                               o $50 (additional)    governmental employer 457(b) plans.    later, the first contract date
                                                                                            anniversary.*
                               o $100 monthly and
                                 $300 quarterly    o Rollovers from another traditional   o Contributions after age 70-1/2 must be
                                 under our auto-     individual retirement arrangement.     net of required minimum distributions.
                                 matic investment
                                 program (addi-     o Direct custodian-to-custodian       o Although we accept regular IRA con-
                                 tional)              transfers from another traditional    tributions (limited to $5,000) under
                                                      individual retirement arrangement.    Rollover IRA contracts, we intend that
                                                                                            this contract be used primarily for
                                                    o Regular IRA contributions.            rollover and direct transfer
                                                                                            contributions.
                                                    o Additional "catch-up"
                                                      contributions.                      o Additional catch-up contributions of
                                                                                            up to $1,000 per calendar year where
                                                                                            the owner is at least age 50 but under
                                                                                            age 70-1/2 at any time during the cal-
                                                                                            endar year for which the contribution
                                                                                            is made.
-----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 15

-----------------------------------------------------------------------------------------------------------------------------------
               Available
               for owner
               and annuitant   Minimum
Contract type  issue ages      contributions       Source of contributions                    Limitations on contributions+
-----------------------------------------------------------------------------------------------------------------------------------
Roth IRA       20 through 85   o $5,000 (initial)  o Rollovers from another Roth IRA.         o No additional contributions may be
                                                                                                made after attainment of age 86, or,
                               o $50 (additional)  o Rollovers from a "designated Roth          if later, the first contract date
                                                     contribution account" under a 401(k)       anniversary.*
                               o $100 monthly and    plan or 403(b) plan.
                                 $300 quarterly
                                 under our auto-   o Conversion rollovers from a tradi-       o Conversion rollovers after age
                                 matic investment    tional IRA or other eligible retirement    70-1/2 must be net of required mini-
                                 program (addi-      plan.                                      mum distributions for the tradition-
                                 tional)                                                        al IRA or other eligible retirement
                                                   o Direct transfers from another Roth         plan, which is the source of the
                                                     IRA.                                       conversion rollover.

                                                   o Regular Roth IRA contributions.          o You cannot roll over funds from a
                                                                                                traditional IRA or other eligible
                                                   o Additional catch-up contributions.         gross retirement plan, if your ad-
                                                                                                justed income is $100,000 or more.

                                                                                              o Although we accept regular Roth IRA
                                                                                                contributions (limited to $5,000)
                                                                                                under Roth IRA contracts, we intend
                                                                                                that this contract be used primarily
                                                                                                for rollover and direct transfer
                                                                                                contributions.

                                                                                              o Additional catch-up contributions of
                                                                                                up to $1,000 per calendar year where
                                                                                                the owner is at least age 50 at any
                                                                                                time during the calendar year for
                                                                                                which the contribution is made.
-----------------------------------------------------------------------------------------------------------------------------------
QP             20 through 75   o $5,000 (initial)  o Only transfer contributions from other   o A separate QP contract must be es-
                                                     investments within an existing             tablished for each plan participant.
                               o $500 (additional)   defined contribution qualified plan
                                                     trust.                                   o We do not accept regular ongoing
                                                                                                payroll contributions or contribu-
                                                   o The plan must be qualified under
                                                     Section 401(a) of the Internal Rev-        tions directly from the employer.
                                                     enue Code.                               o Only one additional transfer con-
                                                                                                tribution may be made during a
                                                   o For 401(k) plans, transferred contri-      contract year.
                                                     butions may not include any after-tax
                                                     contributions, including designated      o No additional transfer contributions
                                                     Roth contributions.                        after participant's attainment of
                                                                                                age 76 or, if later, the first
                                                                                                contract date  anniversary.

                                                                                              o Contributions after age 70-1/2 must
                                                                                                be net of any required minimum
                                                                                                distributions.

                                                                                              o We do not accept contributions from
                                                                                                defined benefit plans.


See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
-----------------------------------------------------------------------------------------------------------------------------------


16 Contract features and benefits

-----------------------------------------------------------------------------------------------------------------------------------
                   Available
                   for owner
                   and annuitant   Minimum
 Contract type     issue ages      contributions          Source of contributions               Limitations on contributions+
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Premium   20 through 70   o $4,000 (initial)     o Regular traditional IRA             o No regular IRA contributions in
IRA                                                         contributions.                        the calendar year you turn age
                                   o $50 (additional)                                             70-1/2 and thereafter.
                                                          o Additional catch-up
                                   o $50 monthly or         contributions.                      o Regular contributions may not
                                     quarterly under our                                          exceed $5,000.
                                     automatic invest-    o Eligible rollover distributions
                                     ment program           from 403(b) plans, qualified        o Additional catch-up contributions
                                     (additional)           plans, and governmental employer      of up to $1,000 per calendar year
                                                            457(b) plans.                         where the owner is at least age
                                                                                                  50 but under age 70-1/2 at any
                                                          o Rollovers from another                time during the calendar year
                                                            traditional individual retirement     for which the contribution is
                                                            arrangement.                          made.

                                                          o Direct custodian-to-custodian       o Although we accept rollover and
                                                            transfers from another                direct transfer contributions
                                                            traditional individual retirement     contract, we intend that this
                                                            arrangement.                          contract be used for ongoing
                                                            under the Flexible Premium IRA        regular contributions.

                                                                                                o Rollover and direct transfer
                                                                                                  contributions may be made up to
                                                                                                  attainment of age 86.*

                                                                                                o Rollover and direct transfer
                                                                                                  contributions after age 70-1/2
                                                                                                  must be net of required minimum
                                                                                                  distributions.
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Premium   20 through 85   o $4,000 (initial)     o Regular Roth IRA contributions.     o No additional contributions may
Roth IRA                                                    be made after the attainment of       age 86, or, if later, the first
                                                                                                  contract date anniversary.*
                                   o $50 (additional)     o Additional catch-up
                                                            contributions.                      o Contributions are subject to
                                   o $50 monthly or                                               income limits and other tax
                                     quarterly under our  o Rollovers from another Roth IRA.      rules.
                                     automatic invest-
                                     ment program         o Rollovers from a "designated Roth   o Regular Roth IRA contributions
                                     (additional)           contribution account" under a         may not exceed $5,000.
                                                            401(k) plan or 403(b) plan.
                                                                                                o Additional catch-up contributions
                                                          o Conversion rollovers from a           of up to $1,000 per calendar year
                                                            traditional IRA or other              where the owner is at least age
                                                            eligible retirement plan.             50 at any time during the
                                                                                                  calendar year for which the
                                                          o Direct transfers from another         contribution is made.
                                                            Roth IRA.
                                                                                                o Although we accept rollover and
                                                                                                  direct transfer contributions
                                                                                                  under the Flexible Premium Roth
                                                                                                  IRA contract, we intend that this
                                                                                                  contract be used for ongoing
                                                                                                  regular Roth IRA contributions.
-----------------------------------------------------------------------------------------------------------------------------------
Inherited IRA      0 through 70    o $5,000 (initial)     o Direct custodian-to-custodian       o Any additional contributions must
Beneficiary                                                 transfers of your interest as a       be from the same type of IRA of
Continuation                       0 $1,000 (additional)    death beneficiary of the deceased     the same deceased owner.
Contract (tradi-                                            owner's traditional individual
tional IRA or                                               retirement arrangement or Roth      o Non-spousal beneficiary direct
Roth IRA)                                                   IRA to an IRA of the same type.       rollover contributions from
                                                                                                  qualified plans, 403(b) plans and
                                                                                                  governmental employer 457(b)
                                                                                                  plans may be made to a
                                                                                                  traditional Inherited IRA
                                                                                                  contract under specified
                                                                                                  circumstances.
-----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 17

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix V later in the Prospectus to see if additional contributions are permitted in your state. For the Guaranteed withdrawal benefit for life and the Guaranteed withdrawal benefit options, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal.

* Please see Appendix V later in this Prospectus for state variations.

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.

18 Contract features and benefits

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.


For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. If you elect the GWBL on a Joint life basis, a successor owner must be named at contract issue. The successor owner must be the owner's spouse. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.


Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.


Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. If the contract is jointly owned and GWBL has not been elected, benefits are based on the age of the older joint owner. In this Prospectus, when we use the term "owner," we intend this to be a reference to the annuitant if the contract has a non-natural owner. If GWBL is elected, the terms "owner" and "successor owner" are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. We do not permit joint annuitants unless you elect the Guaranteed withdrawal benefit for life on a Joint life basis, and the contract is owned by a non-natural owner. The annuitant and joint annuitant must be spouses. Under QP contracts, all benefits are based on the age of the annuitant.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST


If you are purchasing this contract to fund a charitable remainder trust and elect the Guaranteed minimum income benefit ("GMIB"), the Guaranteed withdrawal benefit for life ("GWBL") or the Guaranteed withdrawal benefit ("GWB"), or an enhanced death benefit, you should strongly consider "split-funding": that is the trust holds investments in addition to this Stylus(R) contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Stylus(R) contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL, GWB and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL or GWB. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS


Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. We do not accept Starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Under some circumstances, such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to

                                              Contract features and benefits  19
keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


You can choose from among the variable investment options. Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers.


20  Contract features and benefits

PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio by AXA Equitable. AXA Equitable may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Founding Strategy Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risk associated with certain guaranteed features. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolio(s), AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.



----------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                         Investment Manager
Portfolio Name                Objective                                                  (or Sub-Adviser(s), as applicable)
----------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and secondarily seeks
 FOUNDING STRATEGY            income.                                                     o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current income, preserve    o The Dreyfus Corporation
                              its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective                                                   Investment Manager
----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                       o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a          o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.    o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,    o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
----------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                       o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------



You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. Please read the prospectuses carefully before investing.


                                               Contract features and benefits 21

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your financial professional is a registered representative with an unaffiliated broker-dealer. You should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more of the variable investment options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations into all available variable investment options must equal 100%.

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available variable investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

12-MONTH DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the 12-month dollar cost averaging option (which is part of the EQ/Money Market option) into any of the other variable investment options. You may elect to participate in the 12-month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12-month dollar cost averaging may not be transfers from other variable investment options. You must allocate your entire initial contribution into the 12-month dollar cost averaging option if you are selecting the 12-month dollar cost averaging program at application to purchase a Stylus(R) contract; thereafter, initial allocations to any new 12-month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the 12-month dollar cost averaging option into the other variable investment options that you select over the next 12-months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.


Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12-month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12-month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect.

The only amounts that should be transferred from the 12-month dollar cost averaging option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the 12-month dollar cost averaging option, we will transfer all of the value that you have remaining in the 12-month dollar cost averaging option to the variable investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.


If you elect the Guaranteed withdrawal benefit for life ("GWBL") or the Guaranteed withdrawal benefit ("GWB"), the 12-month dollar cost averaging program is not available.


GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                       ----------------------------------

You may not participate in either dollar cost averaging program if you are participating in the rebalancing program. See "Transferring your money among investment options" later in this Prospectus. You may participate in only one dollar cost averaging program at a time. For information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" immediately below.


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section. If you elect GWB,


22  Contract features and benefits
you may choose either the standard death benefit or the Annual Ratchet to age 85 enhanced death benefit.


The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

o your initial contribution and any additional contributions to the contract; less


o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWB and GWB Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

6-1/2% (OR 6% IF APPLICABLE) ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:


o your initial contribution and any additional contributions to the contract; plus

o     daily roll-up; less


o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.


The effective annual roll-up rate credited to the benefit base is:


o 6-1/2% (or 6% if applicable) with respect to the variable investment options (other than EQ/Money Market), and monies allocated to the 12-month dollar cost averaging program; and


o     3% with respect to the EQ/Money Market.


The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For contracts with non-natural owners, the benefit base stops rolling up after the contract date anniversary following the annuitant's 85th birthday.

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to the greater of either:


o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday, plus any contributions made since the most recent Annual Ratchet, less


o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of the deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWB and GWB Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.


For contracts with non-natural owners, the last contract date anniversary on which an Annual Ratchet could occur is based on the annuitant's age.


GREATER OF 6-1/2% (OR 6% IF APPLICABLE) ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6-1/2% (or 6% if applicable) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

In Washington a different Roll-Up rate applies to the Greater of 6-1/2% (or 6%, as applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit. See Appendix V later in this Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If both the Guaranteed minimum income benefit AND the Greater of the 6-1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you will be eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75. If you


                                               Contract features and benefits 23
elect both options, they are not available with different Roll-Up benefit bases: each option must include either the 6-1/2% Roll-Up or 6% Roll-Up benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary on which you are eligible for a reset. You may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

================================================================================
ONE-TIME RESET OPTION - resets your Roll-Up benefit base on a single contract date anniversary.

AUTOMATIC ANNUAL RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.

AUTOMATIC CUSTOMIZED RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
================================================================================

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. For more information, see "How to reach us" earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary. If after your death your spouse continues this contract, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75. For contracts with non-natural owners, reset eligibility is based on the annuitant's age.

If you elect to reset your Roll-Up benefit base on any contract date anniversary, we may increase the charge for the Guaranteed minimum income benefit and the Greater of 61/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.


It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.


If you are a traditional IRA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to this contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for this contract from another traditional IRA or QP contract that you maintain. If you withdraw the lifetime required minimum distribution from this contract, and the required minimum distribution is more than 6-1/2% (or 6%) of the reset benefit base, the withdrawal would cause a pro-rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6-1/2% (or 6%) threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements
(IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts," later in this Prospectus.

If you elect both a "Greater of " enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.


ANNUITY PURCHASE FACTORS


Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options but we will always use the guaranteed purchase factors to determine your periodic payments under the Guaranteed minimum income benefit.


GUARANTEED MINIMUM INCOME BENEFIT


The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued. Subject to state availability (see Appendix V later in this Prospectus for state availability of these benefits), you may elect one of the following guaranteed minimum income benefits:

o The Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base.


24  Contract features and benefits

o The Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

Both options include the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 75. See "Guaranteed minimum income benefit and the Roll-Up benefit base reset" earlier in this section.

If you elect the Guaranteed minimum income benefit with a "Greater of" death benefit, you can choose between one of the following two combinations:

o the Greater of the 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base, or

o the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If the contract is jointly owned, the guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit. If you elect both the Guaranteed minimum income benefit and a "Greater of" enhanced death benefit, the Roll-Up rate you elect must be the same for both features.

If you are purchasing this contract as an Inherited IRA or if you elect the Guaranteed withdrawal benefit for life ("GWBL") or the Guaranteed withdrawal benefit ("GWB"), the Guaranteed minimum income benefit is not available. If you are using this contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. For IRA and QP contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.


The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:


------------------------------------------------
               Level payments
------------------------------------------------
    Owner's
 age at exercise        Period certain years
------------------------------------------------
  80 and younger              10
        81                     9
        82                     8
        83                     7
        84                     6
        85                     5
------------------------------------------------


We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments, respectively, due to the effect of interest compounding. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.


Before you elect the Guaranteed minimum income benefit you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.


GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except, as discussed below, if your account value falls to zero due to a withdrawal that causes your

                                              Contract features and benefits  25
total contract year withdrawals to exceed 6-1/2% (or 6%, if applicable) of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:


o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:


o If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6-1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year);

o If your aggregate withdrawals during any contract year exceed 6-1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year, or in the first contract year all contributions received in the first 90 days);


o Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.


Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6-1/2% (or 6%, if applicable) of your Roll-Up benefit base at the beginning of the contract year.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions or withdrawals, and assuming there were no allocations to the EQ/Money Market.

-----------------------------------------------------------------
                              Guaranteed minimum
      Contract date        income benefit -- annual
 anniversary at exercise   income payable for life
-----------------------------------------------------------------
            10                     $10,065
            15                     $15,266
-----------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

o If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

o If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii) if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;


(iii) for Stylus(R) QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Stylus(R) QP contract into a Stylus(R) Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;


(iv) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the

26  Contract features and benefits
      reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(v) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;


(vi) if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and


(vii) if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.


Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT


This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.


Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges). The standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for subsequent withdrawals (and associated withdrawal charges), whichever provides the higher amount. See "Payment of death benefit" later in this Prospectus for more information.


Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. There is no additional charge for the standard death benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


OPTIONAL ENHANCED DEATH BENEFIT APPLICABLE FOR OWNER (OR OLDER JOINT OWNER, IF APPLICABLE) AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE FOR INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS. FOR CONTRACTS WITH NON-NATURAL OWNERS, THE AVAILABLE DEATH BENEFITS ARE BASED ON THE ANNUITANT'S AGE.


Subject to state availability (see Appendix V later in this Prospectus for state availability of these benefits), you may elect one of the following enhanced death benefits:


o     Annual Ratchet to age 85.


o The Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85 (not available with GWB).


o The Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 (not available with GWB).

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.


As discussed earlier in this Prospectus, you can elect a "Greater of" enhanced death benefit with a corresponding Guaranteed minimum income benefit. You can elect one of the following two combinations:

o the Greater of 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base, or

o the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you purchase a "Greater of" enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you purchase a "Greater of" enhanced death benefit without the Guaranteed minimum income benefit, no reset is available. See "Guaranteed minimum income benefit and the Roll-Up benefit base reset" earlier in this section.


                                              Contract features and benefits  27

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWB and GWB Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using this contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")


For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit or the Guaranteed withdrawal benefit. Also, the 12-month dollar cost averaging program is not available if you elect GWBL.You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus. The terms of this benefit may vary in your state. See Appendix V later in this Prospectus.


You may buy this benefit on a single life ("Single life") or a joint life ("Joint life") basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant and joint annuitant, as applicable).

For Joint life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or
(ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint life basis. Joint annuitants are not permitted under any other contracts.

This benefit is not available under an Inherited IRA contract. Joint life QP contracts are not permitted.


The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.


You should not purchase this benefit if:


o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of GWBL Excess withdrawals" below in this section);


o You are not interested in taking withdrawals prior to the contract's maturity date;

o You are using the contract to fund a QP contract where withdrawal restrictions will apply; or

o You plan to use it for withdrawals prior to age 59-1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.


The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving same-gender spouse or partner. You should consult with your tax adviser for more information on this subject.


For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

o     Your GWBL benefit base increases by any subsequent contributions.


o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual ratchet" and "7% deferral bonus."

o Your GWBL benefit base may be increased by the 200% Initial GWBL benefit base guarantee, as described below under "200% Initial GWBL benefit base guarantee."


o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to

28  Contract features and benefits
      exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of GWBL Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on the annuitant's age or on the younger annuitant's age, if applicable, at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under "Annual ratchet," on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:


----------------------------------------------
Age            Applicable percentage
----------------------------------------------
45-59                    4%
60-75                    5%
76-85                    6%
86 and older             7%
----------------------------------------------



We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of GWBL Excess withdrawals" and "Subsequent contributions." The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.


Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


EFFECT OF GWBL EXCESS WITHDRAWALS


An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

      o The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

      o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase this contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.


For example, assume your benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5% of $100,000). You take an initial withdrawal of $8,000. Since your benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract value" later in this Prospectus.

In general, if you purchase this contract as a traditional IRA or QP and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.


ANNUAL RATCHET


Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your

                                              Contract features and benefits  29

GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.


If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus.

7% DEFERRAL BONUS

At no additional charge, in each contract year in which you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 7% of your total contributions. This 7% deferral bonus is applicable for the life of the contract, subject to certain restrictions.

We will apply the 7% deferral bonus to your GWBL benefit base on each contract date anniversary until you make a withdrawal from your contract. In a contract year following an Annual Ratchet (described above), the deferral bonus will be applied to your GWBL benefit base on each contract date anniversary until you make a withdrawal. However, no deferral bonus is applied on a contract date anniversary on which an Annual Ratchet occurs.

Once you make a withdrawal, we will not apply the deferral bonus in future years unless you meet one of the exceptions that would allow you to continue to receive the deferral bonus. Those exceptions are described as follows:

o You are eligible to receive the 7% deferral bonus for any of your first ten contract years that you have not taken a withdrawal, even if you had taken a withdrawal in a prior year. For example, if you take your first withdrawal in the second contract year, you are still eligible to receive the deferral bonus in contract years three through ten. The deferral bonus is not applied in the contract year in which a withdrawal was made.

o You are eligible to receive the 7% deferral bonus to your GWBL Benefit Base on a contract date anniversary during the ten years following an Annual Ratchet, as long as no withdrawal is made in the same contract year. If a withdrawal is made during this ten-year period, no deferral bonus is applied in the contract year in which the withdrawal was made.

If the Annual Ratchet occurs on any contract date anniversary, for the next and subsequent contract years, the deferral bonus will be 7% of the most recent ratcheted GWBL benefit base, plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 7% deferral bonus will be calculated using the reset GWBL benefit base, plus any applicable contributions. The 7% deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a 7% deferral bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base but, as this adjustment is the result of the 7% deferral bonus rather than the Annual Ratchet, a new ten-year period, as described above, is not started by this adjustment to the GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 7% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 7% deferral bonus will still apply.

MATURITY DATE. The last deferral bonus will be applicable on the contract date anniversary that follows the contract's maturity date. (See "Annuity maturity date" under "Accessing your money" in your Prospectus.)

200% INITIAL GWBL BENEFIT BASE GUARANTEE

If you have not taken a withdrawal from the contract before the later of (i) the tenth contract date anniversary, or (ii) the contract date anniversary following the owner's (or younger joint life's) attained age 70, the GWBL benefit base will be increased to equal 200% of contributions made to the contract during the first 90 days, plus 100% of any subsequent contributions received after the first 90 days. There will be no increase if your GWBL benefit base already exceeds this initial GWBL benefit base guarantee. This is the only time that this special increase to the GWBL benefit base is available. However, you will continue to be eligible for the 7% deferral bonuses following this one-time increase.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL GUARANTEED MINIMUM DEATH BENEFIT


There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the Standard death benefit, which is available at no additional charge for owner issue ages 45-85, and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix V later in this Prospectus to see if these guaranteed death benefits are available in your state.

The Standard death benefit is equal to the Standard death benefit base. The Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any


30  Contract features and benefits
withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWBL Enhanced death benefit base increases by the dollar amount of any subsequent contribution;


o Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

o Your GWBL Enhanced death benefit base increases by any 7% deferral bonus, as described above in this section;

o Your GWBL Enhanced death benefit base increases by the one-time 200% Initial GWBL benefit base guarantee, if applicable;


o Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make;

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

The death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and withdrawal charges), whichever provides a higher amount. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:


o Your Stylus(R) contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Stylus(R) contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Stylus(R) contract.


o     No subsequent contributions will be permitted.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and the GWBL Enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.


o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of GWBL Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% federal income tax penalty if taken before age 59-1/2. See "Tax information" later in this Prospectus.


o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

                                              Contract features and benefits  31

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o If you transfer ownership of this contract, you terminate the GWBL benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

o Withdrawals are available under other annuity contracts we offer and this contract without purchasing a withdrawal benefit.

o For IRA and QP contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

o If you elect GWBL on a joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit.

GUARANTEED WITHDRAWAL BENEFIT ("GWB")


The Guaranteed withdrawal benefit ("GWB") provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your Guaranteed annual withdrawal amount. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and the guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus.


For an additional charge, the GWB may be elected at contract issue if the owner is age 0 through 85 for NQ contracts; age 20 through 85 for Rollover IRA, Roth IRA and Flexible Premium Roth IRA; 20 through 70 for Flexible Premium IRA; or the annuitant is age 20 through 75 for Qualified Plan (QP) Defined Contribution. Please see "Guaranteed withdrawal benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge and when it applies. If you elect this benefit, you cannot terminate it.


If you are purchasing this contract as an Inherited IRA, the GWB is not available. This benefit is also not available if you elect the Guaranteed minimum income benefit, the Greater of 6-1/2% (or 6% as applicable) Roll-Up to age 85 or Annual Ratchet to Age 85 death benefit, the Guaranteed withdrawal benefit for life, or the 12-month dollar cost averaging program. You may purchase this benefit on a single life basis only.


If you elect the GWB option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.


You should not purchase the GWB if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the GWB allows you to take lifetime required minimum distributions ("RMDs") without losing the value of the GWB guarantee, provided you comply with the conditions under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

o     Your GWB benefit base increases by any additional contributions.

o     Your GWB benefit base decreases by the dollar amount of withdrawals.


o Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your Guaranteed annual withdrawal amount ("Excess withdrawal").


o Your GWB benefit base may also be increased under the Optional 5-year reset provision.

o Your GWB benefit base may also be increased under the one time reset applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under the GWB.

YOUR GUARANTEED ANNUAL WITHDRAWAL AMOUNT


Your initial Guaranteed annual withdrawal amount is equal to 5% of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making an Excess withdrawal, as described below.

The Guaranteed annual withdrawal amount may decrease as a result of an Excess withdrawal and may increase as a result of an Optional 5-year reset, additional contributions or a one time reset of the GWB benefit base applicable with the Beneficiary continuation option; each of these transactions are discussed below in detail.


Your Guaranteed annual withdrawal amounts are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

EFFECT OF GWB EXCESS WITHDRAWALS


An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire


32  Contract features and benefits
amount of the withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWB benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWB benefit base and the Guaranteed annual withdrawal amount. As of the date of the Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the Guaranteed annual withdrawal amount are then further adjusted, as follows:


o If the account value after the deduction of the withdrawal is less than the GWB benefit base, then the GWB benefit base is reset equal to the account value.

o If the account value after the deduction of the withdrawal is greater than, or equal to, the GWB benefit base, then the GWB benefit base is not adjusted further.


o The Guaranteed annual withdrawal amount will equal the lesser of: (i) 5% of the adjusted GWB benefit base and (ii) the Guaranteed annual withdrawal amount prior to the Excess withdrawal.

You should not purchase this benefit if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount, as such withdrawals significantly reduce or eliminate the value of the GWB. If your account value is less than your GWB benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWB benefit base and the Guaranteed annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. Your Guaranteed annual withdrawal amount is equal to $5,000 (5% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5% of $72,000), instead of the original $5,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWB benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

In general, if you purchase this contract as a traditional IRA or QP and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

If after your death your beneficiary is eligible and elects to continue the GWB under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause an Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and an Excess withdrawal may occur if withdrawals exceed the Guaranteed annual withdrawal amounts.


EFFECT OF ADDITIONAL CONTRIBUTIONS

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your Guaranteed annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution and your Guaranteed annual withdrawal amount will be equal to the greater of (i) 5% of the new GWB benefit base, or (ii) the Guaranteed annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues the GWB under the Beneficiary continuation option, no additional contributions will be permitted.

THE OPTIONAL 5-YEAR RESET PROVISION

You have the option to reset the GWB benefit base to equal your account value as of your fifth and later contract date anniversaries. Reset requests must be made within 30 days following each applicable contract date anniversary. Your GWB benefit base will be reset to equal your account value as of the contract date anniversary immediately preceding your reset request. If your GWB benefit base is higher than your account value as of the contract date anniversary we receive your reset request, no reset will be made. If a reset is made, we may increase the charge for the benefit. For a description of the charge increase, see "Guaranteed withdrawal benefit charge" in "Charges and expenses" later in this Prospectus. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset. Under the Spousal continuation feature, upon the first death, the surviving spouse must wait five complete contract years from the last reset or from contract issue, whichever is later, to be eligible for a reset.

As of the date of your GWB benefit base reset, your Guaranteed annual withdrawal amount will be equal to the greater of (i) your Guaranteed annual withdrawal amount before the reset, and (ii) 5% applied to your reset GWB benefit base.

It is important to note that a reset in your GWB benefit base may not increase your Guaranteed annual withdrawal amount. In that situation, the effect of the reset is only to increase your GWB benefit base and support future withdrawals. We will process your reset request even if it does not increase your Guaranteed annual withdrawal amount, and we will increase the GWB charge, if applicable. In addition, you will not be eligible to request another reset for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your Guaranteed annual withdrawal amount.

                                              Contract features and benefits  33

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. Your Guaranteed annual withdrawal amount is equal to $5,000 (5% of $100,000). Assume you take withdrawals of $5,000 in each of the first five contract years, reducing the GWB benefit base to $75,000. After five contract years, further assume that your account value is $92,000, and you elect to reset the GWB benefit base from $75,000 to $92,000. The Guaranteed annual withdrawal amount is recalculated to equal the greater of 5% of the new GWB benefit base, which is $4,600 (5% of $92,000), or the current Guaranteed annual withdrawal amount, $5,000. Therefore, following the reset, even though your GWB benefit base has increased, your Guaranteed annual withdrawal amount does not increase and remains $5,000.

The Optional 5-year reset provision is not available once your beneficiary continues the GWB under the Beneficiary continuation option. However, if you die, and your beneficiary continues the GWB under the Beneficiary continuation option, the GWB benefit base will be reset to equal the account value, if higher, as of the transaction date that we receive the Beneficiary continuation option election. As of the date of the GWB benefit base reset, your beneficiary's Guaranteed annual withdrawal amount will be equal to the greater of (i) your Guaranteed annual withdrawal amount before the reset, and (ii) 5% applied to the reset GWB benefit base. This is a one-time reset at no additional charge.

GWB GUARANTEED MINIMUM DEATH BENEFIT


If you elect GWB, you may choose either the standard death benefit or the Annual Ratchet to age 85 death benefit. Please refer to "Guaranteed minimum death benefit" earlier in "Contract features and benefits" for more information.


OTHER IMPORTANT CONSIDERATIONS

o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

o GWB protects your principal only through withdrawals. Your account value may be less than your total contributions.

o You can take withdrawals under your contract without purchasing the GWB. In other words, you do not need this benefit to make withdrawals.

o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

o Withdrawals made under the GWB will be treated, for tax purposes, in the same way as other withdrawals under your contract.


o All withdrawals are subject to all of the terms and conditions of the contract. The GWB does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect the GWB. See "How withdrawals are taken from your account value" and "How withdrawals affect your GWB and GWB Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.


o If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including the GWB if your cash value is greater than your Guaranteed annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on the GWB when you have a GWB benefit base that is greater than zero.


o If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary continuation option" later in this Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause an Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.


o Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% federal income tax penalty before age 59-1/2. See "Tax information" later in this Prospectus.

o If you transfer ownership of this contract, you terminate the GWB benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. This contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. This contract may not be available in all states. Please speak with your financial professional for further information.


The Inherited traditional IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA"


34  Contract features and benefits
include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited traditional IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from this contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from this contract.


o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.


o An inherited IRA beneficiary continuation contract is not available for owners over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

o A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited traditional IRA contract.

o     You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.


o The Guaranteed minimum income benefit, Spousal continuation, 12-month dollar cost averaging program, automatic investment program, GWBL, GWB and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.


o If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue tak ing required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a single sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix V to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct), through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting any investment gain or loss). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o     you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

                                              Contract features and benefits  35

If you fully convert an existing traditional IRA contract to a Roth IRA or Flexible Premium Roth IRA contract, you may cancel your Roth IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your contract.


36  Contract features and benefits

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in the variable investment options.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as optional benefit charges; and (ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS


Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.


The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect additional contributions;

(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit and/or Guaranteed withdrawal benefit for life charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

                       ----------------------------------


If you apply for this contract by electronic means, please see Appendix V for additional information.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.


See Appendix V later in this Prospectus for any state variations with regard to terminating your contract.


GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AND GUARANTEED WITHDRAWAL BENEFIT. If you elect GWBL or GWB and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL (or GWB, as applicable) benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.


                                           Determining your contract's value  37

3. Transferring your money among investment options

--------------------------------------------------------------------------------
TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options. However, you may not transfer any amount to the 12-month dollar cost averaging program.

Some states may have additional transfer restrictions. Please see Appendix V later in this Prospectus.


In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)   the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)   the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.


We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, "the trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change

38 Transferring your money among investment options the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options.

In order to participate in our rebalancing program, you must tell us:

      (a) the percentage you want invested in each variable investment option (whole percentages only), and

      (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.


You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while a rebalancing program is in effect, we will process the transfer as requested. Your rebalancing allocations will not be changed, and the rebalancing program will remain in effect unless you request that it be canceled. Cancellation requests can be made online through EQAccess. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.


--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the variable investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.

You may not elect the rebalancing program if you are participating in either dollar cost averaging program.

                            Transferring your money among investment options  39

4. Accessing your money

--------------------------------------------------------------------------------
WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.


Please see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and, "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" and "How withdrawals affect your GWB and GWB Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



--------------------------------------------------------------------------------
                                   Method of withdrawal
                  -------------------------------------------------------------
                     Auto-
                     matic                           Pre-age     Lifetime
                    payment                           59-1/2     required
                     plans                           substan-    minimum
                     (GWBL                 System-    tially    distribu-
Contract             only)      Partial     atic       equal       tion
--------------------------------------------------------------------------------
NQ                    Yes        Yes         Yes        No         No
--------------------------------------------------------------------------------
Rollover IRA          Yes        Yes         Yes        Yes        Yes
--------------------------------------------------------------------------------
Flexible
 Premium IRA          Yes        Yes         Yes        Yes        Yes
--------------------------------------------------------------------------------
Roth IRA              Yes        Yes         Yes        Yes        No
--------------------------------------------------------------------------------
Flexible Premium
 Roth IRA             Yes        Yes         Yes        Yes        No
--------------------------------------------------------------------------------
Inherited IRA         No         Yes         No         No          *
--------------------------------------------------------------------------------
QP**                  Yes        Yes         No         No         Yes
--------------------------------------------------------------------------------


* This contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.


** All payments are made to the trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


AUTOMATIC PAYMENT PLANS
(For contracts with GWBL or GWB only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. For contracts with GWBL, the amount of the withdrawal will increase on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee. For contracts with GWB, the amount of the withdrawal may increase with any subsequent contributions or on contract date anniversaries when the Optional 5-year reset is elected.


If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. For contracts with GWBL, the amount of the withdrawal will not be increased on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee. For contracts with GWB, the amount of the withdrawal will not be increased with any subsequent contributions or on contract date anniversaries when the Optional 5-year reset is elected. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit or the Guaranteed withdrawal benefit, as applicable. See "Effect of GWBL Excess withdrawals" and "Effect of GWB Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.


If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

40  Accessing your money

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.


If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.


We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.


Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Systematic withdrawals are not available if you have elected the GWBL or GWB.


SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59-1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a partial withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a partial withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "Free withdrawal amount" in "Charges and expenses" later in this Prospectus).

The substantially equal withdrawal program is not available if you have elected GWBL or GWB.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA and QP contracts only -- See "Tax information" later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, the Guaranteed minimum income benefit, or the Guaranteed withdrawal benefit for life, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts

                                                        Accessing your money  41
funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
For Rollover IRA and Flexible Premium IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

FOR CONTRACTS WITH GWBL OR GWB. Generally, if you elect our Automatic RMD service, any lifetime required minimum distribution payment we make to you under our Automatic RMD service will not be treated as an Excess withdrawal.


If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawals may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL (or GWB, as applicable) benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of GWBL Excess Withdrawals" and "Effect of GWB Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.


If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.


FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6-1/2% (or 6%, as applicable) of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days).


Owners of tax-qualified contracts (IRA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/guaranteed minimum income benefit Roll-Up benefit base reset." in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options (other than amounts allocated to the 12-month dollar cost averaging program from the EQ/Money Market variable investment option) . If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the 12-month dollar cost averaging option.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT


In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.


With respect to the Guaranteed minimum income benefit and the Greater of 6-1/2% (or 6%, as applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits' 6-1/2% (or 6%, as applicable) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6-1/2% (or 6%, as applicable) or less of the 6-1/2% (or 6%, as applicable) Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue


42  Accessing your money
will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6-1/2% (or 6%, as applicable) of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6-1/2% (or 6%, as applicable) Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.


HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT


Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of GWBL Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

The Standard death benefit base is reduced by any withdrawal on a pro rata basis.

Your GWBL Enhanced death benefit base is reduced on a dollar-for-dollar basis by any withdrawal up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, your GWBL Enhanced death benefit base will be reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus.

HOW WITHDRAWALS AFFECT YOUR GWB AND GWB GUARANTEED MINIMUM DEATH BENEFIT

If you elected GWB, any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, an Excess withdrawal can significantly reduce your GWB annual withdrawal amount and further reduce your GWB benefit base. For more information, see "Effect of GWB Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit ("GWB")" in "Contract features and benefits" earlier in this Prospectus.

The standard death benefit and the Annual Ratchet to age 85 death benefit are reduced by any withdrawal on a pro rata basis.


WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate this contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.


SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AND THE GUARANTEED WITHDRAWAL BENEFIT. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL (or GWB, as applicable) benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" and "Guaranteed withdrawal benefit ("GWB")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.


All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract or a supplementary GWB annuity contract (as applicable). For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6-1/2% (or 6%, as applicable) of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract value" and "Guaranteed withdrawal benefit for life" in "Contract features and benefits" earlier in this Prospectus.


                                                        Accessing your money  43

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)   the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS


Deferred annuity contracts such as Stylus(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Stylus(R) contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Stylus(R) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms.

Your Stylus(R) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix V later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit and choose to annuitize your contract, the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit, as applicable, will terminate without value even if your benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL or GWB, as applicable, if you annuitize prior to the contract's maturity date. See "Guaranteed withdrawal benefit for life ("GWBL")" and "Guaranteed withdrawal benefit ("GWB")" in "Contract features and benefits" earlier in this Prospectus for more information.



--------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options                     Life annuity with period certain
--------------------------------------------------------------------------------
Income Manager(R) payout options      Life annuity with period certain
   (available for owners and annu-    Period certain annuity
   itants age 83 or less at contract
   issue)
--------------------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and

44  Accessing your money
survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS


The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.


Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Stylus(R).


For QP contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP contract.


You may choose to apply your account value of your Stylus(R) contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Stylus(R) and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.


The Income Manager(R) payout options are not available in all states.

If you purchase an Income Manager(R) contract in connection with the exercise of the Guaranteed minimum income option, different payout options may apply, as well as various other differences. See "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus, as well as the Income Manager(R) prospectus.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.


The withdrawal charge applicable under your Stylus(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under the Stylus(R). If the withdrawal charge that otherwise would have been applied to your account value under your Stylus(R) is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Stylus(R) contract date. Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed. Your financial professional can provide you with additional information about your annuity payment options.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less

                                                        Accessing your money  45
than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender if an Income Manager(R) annuity payout option is chosen.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the annual statement one year prior to the maturity age.


If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. You will not be able to take withdrawals in addition to the payments under this annuity payout option. You will still be able to surrender the contract at any time for the remaining account value. As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase. The minimum death benefit will be reduced dollar for dollar by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.


If you elect the Guaranteed withdrawal benefit and your contract is annuitized at maturity, we will offer an annuity payout option for life that guarantees you will receive payments that are at least equal to what you would have received under GWB until the point at which your GWB benefit base is depleted. After your GWB benefit base is depleted, you will continue to receive periodic payments while you are living. The amount of each payment will be the same as each payment amount that you would have received if you had applied your account value on the maturity date to purchase a life annuity at the annuity purchase rate guaranteed in your contract; this payment amount may be more or less than your Guaranteed annual withdrawal amount.

Please see Appendix V later in this Prospectus for variations that may apply in your state.

46  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------
CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o     A mortality and expense risks charge

o     An administrative charge

o     A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.


o On each contract date anniversary, a charge for each optional benefit that you elect: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Guaranteed withdrawal benefit.


o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and expense risks charge

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of 0.80% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

Administrative charge

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.

Distribution charge

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.05% of the net assets in each variable investment option.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis (other than amounts allocated to the 12-month dollar cost averaging program from the EQ/Money Market variable investment option). If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the 12-month dollar cost averaging option. If the con-

                                                        Charges and expenses  47
tract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits, except as noted under "Insufficient account value" in "Determining your contract value" earlier in this Prospectus.

WITHDRAWAL CHARGE


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingent payout option. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options--The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in this Prospectus.


The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                         Contract year
                    1     2     3     4     5     6     7     8+
--------------------------------------------------------------------------------
Percentage of
  contribution      7%    7%    6%    6%    5%    3%    1%    0%
--------------------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.


Please see Appendix V later in this Prospectus for possible withdrawal charge schedule variations in your state.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.


For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in the Prospectus.


The withdrawal charge does not apply in the circumstances described below.

10% free withdrawal amount. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.


Certain withdrawals. If you elected the Guaranteed minimum income benefit and/or the Greater of 6-1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6-1/2% (or 6%, if applicable) of the beginning of contract year 6-1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6-1/2% (or 6%, if applicable) of the beginning of contract year 6-1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawals exceed the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.


If you elect the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Disability, terminal illness, or confinement to nursing home. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A

48  Charges and expenses
      nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

- its main function is to provide skilled, intermediate, or custodial nursing care;
-  it provides continuous room and board to three or more persons;
-  it is supervised by a registered nurse or licensed practical nurse;
-  it keeps daily medical records of each patient;
-  it controls and records all medications dispensed; and
-  its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12-months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.


GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this enhanced death benefit up to a maximum of 0.95% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.


If you opt to reset your Roll-Up benefit base on any contract date anniversary, if applicable, we reserve the right to increase the charge for this enhanced death benefit up to a maximum of 0.80% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

For the Annual Ratchet to age 85 death benefit, the Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, we will deduct this charge from your value in the variable investment options on a pro rata basis (other than amounts allocated to the 12-month dollar cost averaging program from the EQ/Money Market variable investment option). If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the 12-month dollar cost averaging option.


GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

For the GWBL Enhanced death benefit, we will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.


GUARANTEED MINIMUM INCOME BENEFIT CHARGE


If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first.

If you elect the Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base, the charge is equal to 0.80% of the applicable benefit base on the contract date anniversary. If you elect the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base, the charge is equal to 0.65% of the applicable benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.00% for the benefit that includes the 6-1/2% Roll-Up benefit base or 0.95% for the benefit that includes the 6% Roll-Up benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.


We will deduct this charge from your value in the variable investment options on a pro rata basis (other than amounts allocated to the 12-month dollar cost averaging program from the EQ/Money Market variable investment option). If there is insufficient value or no value in

                                                        Charges and expenses  49
the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the 12-month dollar cost averaging option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE


If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.65%. If you elect the Joint Life option, the charge is equal to 0.80%. We will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we reserve the right to raise the charge at the time of an Annual Ratchet. The maximum charge for the Single Life option is 0.80%. The maximum charge for the Joint Life option is 0.95%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, or if you die prior to taking your first withdrawal and the successor owner becomes the sole owner, we will adjust the charge at that time to reflect a Single life. If the successor owner or joint annuitant is dropped after withdrawals begin, or if you die after withdrawals begin, the charge will continue based on a Joint life basis.


GUARANTEED WITHDRAWAL BENEFIT CHARGE

If you elect GWB, we deduct a charge annually as a percentage of your account value on each contract date anniversary. The charge is equal to 0.30%. We will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you die, and your beneficiary continues GWB under the Beneficiary continuation option, we will not deduct a pro rata portion of the charge upon your death. However, the GWB charge will continue.

If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional 5-year reset provision, we will reinstate a charge, as discussed immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the GWB benefit with a one time reset, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

If your beneficiary elects the Beneficiary continuation option, and is eligible to continue GWB, the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

OPTIONAL 5-YEAR RESET CHARGE. Every time you elect the Optional 5-year reset, we reserve the right to raise the benefit charge at the time of the reset. The maximum charge for the GWB is 0.45%. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract anniversaries thereafter.

If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time reset only (at no additional charge) is applicable. For more information on the Optional 5-year reset and the one time reset, see "Guaranteed withdrawal benefit ("GWB")" earlier in this Prospectus.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o     Management fees ranging from 0.05% to 0.32%.


o     12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o     Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios avail-


50  Charges and expenses
able under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                                                        Charges and expenses  51

6. Payment of death benefit

--------------------------------------------------------------------------------
YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals.

Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner, or the annuitant and joint annuitant, as applicable.


There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the Spousal continuation feature, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under "Spousal continuation."


If the beneficiary is not the surviving spouse or if the surviving joint owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges will no longer apply, and no additional contributions will be permitted.

52  Payment of death benefit

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges will continue to apply and no additional contributions will be permitted.


If GWB was elected and if the 5-year rule is elected and the beneficiary (or surviving non-spousal joint owner) dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. The beneficiary (or surviving non-spousal joint owner) should consult with a tax adviser before choosing to use the 5-year rule. The GWB benefit base may be adversely affected if the beneficiary (or surviving non-spousal joint owner) makes any withdrawals that cause an Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elect the GWB, the beneficiary (or surviving non-spousal joint owner) has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.


SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

The younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit or continue the contract, as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.


o The applicable Guaranteed minimum death benefit option may continue as follows:

      o If you elected either the Annual Ratchet to age 85 or the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and if your surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow until the contract date anniversary following the date the surviving spouse reaches age 85.

      o If you elected either the Annual Ratchet to age 85 or the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is age 76 or over on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

      o If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.


      o For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.


o If you elect GWBL on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect GWBL on a Single life basis, the benefit and charge will terminate.

o If you elect GWB, the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Guaranteed withdrawal benefit charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be reset to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior reset or from contract issue, whichever is later, in order to be eligible for the Optional 5-year reset. For more information, see "Guaranteed withdrawal benefit ("GWB")" in "Contract features and benefits" earlier in this Prospectus.


o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

                                                    Payment of death benefit  53

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.


o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

o If you elect GWBL or GWB, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.


o     The withdrawal charge schedule remains in effect.

If there is a change in owner or primary beneficiary, the Spousal continuation option will be terminated. If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix V later in this Prospectus for further information.


Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, BCO is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, adjusted for any subsequent withdrawals.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o     The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.


o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GWB, GWBL or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.


o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o     Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

o If you had elected the GWB, your spousal beneficiary may not continue the GWB, and the benefit will terminate without value, even if

54  Payment of death benefit
      the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue the GWB should consider continuing the contract under the Spousal continuation feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Spousal continuation" above for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without the GWB and non-spousal beneficiaries may continue with the GWB. In this case, the spouse's portion of the GWB benefit base will terminate without value.


o If you had elected the GWB, your non-spousal beneficiary may continue the benefit, as follows:

      o     The beneficiary was 75 or younger on the original contract date.

      o The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

      o One time reset: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically reset to equal the account value, at no additional charge. If GWB is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time reset. If the beneficiary chooses not to reinstate the GWB at the time the Beneficiary continuation option is elected, the GWB will terminate.

      o If there are multiple beneficiaries, each beneficiary's interest in the GWB will be accounted for separately.

      o As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue the GWB even if the account value is less than $5,000.

      o If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31st. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.


      o If the 5-year rule is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

      o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause an Excess withdrawal, even if they exceed the Guaranteed annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the 5-year rule. If the beneficiary elects the 5-year rule, there is no exception.


BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o     The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.


o If the beneficiary chooses the 5-year rule, withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. If the beneficiary chooses "Withdrawal Option 1", the beneficiary cannot later withdraw funds in addition to the scheduled payments the beneficiary is receiving; "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. However, the scheduled payments under "Withdrawal Option 1" are afforded favorable tax treatment as "annuity payments." See "Taxation of nonqualified annuities" in "Tax Information" later in this Prospectus.


                                                    Payment of death benefit  55

o     Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or older joint owner:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value adjusted for any subsequent withdrawals.

o     No withdrawal charges will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o     The annuity account value will not be reset to the death benefit amount.

o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.


o If you had elected the GWB, your spousal beneficiary may not continue the GWB, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue the GWB should consider continuing the contract under the Spousal continuation feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary or you and your spouse must be joint owners. Please see "Spousal continuation" above for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without the GWB and non-spousal beneficiaries may continue with the GWB. In this case, the spouse's portion of the GWB benefit base will terminate without value.


o If the non-spousal beneficiary chooses scheduled payments under "Withdrawal Option 1", as discussed above in this section, the GWB may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

o If you had elected the GWB, your non-spousal beneficiary may continue the benefit, as follows:

      o     The beneficiary was 75 or younger on the original contract date.

      o The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

      o One time reset: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically reset to equal the account value, at no additional charge. If GWB is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time reset. If the beneficiary chooses not to reinstate the GWB at the time the Beneficiary continuation option is elected, the GWB will terminate.

      o If there are multiple beneficiaries, each beneficiary's interest in the GWB will be accounted for separately.

      o As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue the GWB even if the account value is less than $5,000.

      o If scheduled payments under "Withdrawal Option 2" are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31st. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.


      o If the 5-year rule is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

      o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause an Excess withdrawal, even if they exceed the Guaranteed annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments under "Withdrawal Option 2" rather than the 5-year rule. If the beneficiary elects the 5-year rule, there is no exception.


56  Payment of death benefit

7. Tax information

--------------------------------------------------------------------------------

OVERVIEW


In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Stylus(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as Stylus(R)'s choice of death benefits, guaranteed benefits, special dollar cost averaging, selection of variable investment options, and its choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.


TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT GUARANTEED WITHDRAWAL BENEFIT FOR LIFE


We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes. These withdrawals are


                                                             Tax information  57
taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable. It reduces the investment in the contract.

ANNUITY PAYMENTS


Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus, as well as GMIB and other annuitization payments that are based on life or life expectancy, are considered annuity payments for tax purposes. In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.


o the owner and the annuitant are the same under the source contract and the Stylus(R) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the Stylus(R) NQ contract.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

BENEFICIARY CONTINUATION OPTION


We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the Beneficiary continuation option for a prior similar version of the NQ contract. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Payment of death benefit" earlier in this Prospectus. Among other things, the IRS rules that:

o scheduled payments under the Beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects "Withdrawal Option 1" or "Withdrawal Option 2";


o scheduled payments, any additional withdrawals under "Withdrawal Option 2", or contract surrenders under "Withdrawal Option 1" will only be taxable to the beneficiary when amounts are actually paid, regardless of the "Withdrawal Option" selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with "Withdrawal Option 1" will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.

58  Tax information

The ruling specifically does not address the taxation of any payments received by a beneficiary electing "Withdrawal Option 2" (whether scheduled payments or any withdrawal that might be taken).

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o     on or after your death; or

o     because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as lump sums will qualify for this exception if made before 59-1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.


The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o     Traditional IRAs, typically funded on a pre-tax basis; and

o     Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth IRA and Flexible Premium Roth IRA. We also offer the Inherited IRA for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. We currently do not offer traditional IRA contracts for use as employer-funded SEP IRA or SIMPLE IRA plans, although we may do so in the future.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


AXA Equitable has not applied for opinion letters from the IRS to approve the respective forms of the Stylus(R) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.


                                                             Tax information  59

AXA Equitable has also submitted the respective forms of the Inherited IRA beneficiary continuation contract to the IRS for approval as to form for use as a traditional IRA or Roth IRA, respectively. We do not know if and when any such approval may be granted.

Your right to cancel within a certain number of days


You can cancel any version of the Stylus(R) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel with a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o     "regular" contributions out of earned income or compensation; or

o     tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

Regular contributions to traditional IRAs


Limits on contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000 your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

Special rules for spouses. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.


Deductibility of contributions. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions". That is, your fully deductible contribution can be up to $5,000, or if less, your earned income. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions.


If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.


Cost of living indexing adjustments apply to the income limits on deductible contributions.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2008, AGI between $53,000 and $63,000 after adjustment).

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2008, AGI between $85,000 and $105,000 after adjustment).

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000 (for 2008, AGI between $159,000 and $169,000 after adjustment).


To determine the deductible amount of the contribution for 2008, for example, you determine AGI and subtract $53,000 if you are single, or

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$85,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

 ($10,000-excess AGI)     times    the maximum      Equals    the adjusted
----------------------      x       regular            =       deductible
  divided by $10,000               contribution               contribution
                                   for the year                  limit

Additional "Saver's Credit" for contributions to a traditional IRA or Roth IRA


You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return and your adjusted gross income cannot exceed $50,000 ($53,000 after cost of living adjustments for 2008). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due (including extensions) for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) plan, governmental employer 457(b) plan, SIMPLE IRA or SARSEP IRA, as well as a traditional IRA or Roth IRA.

Nondeductible regular contributions. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. See "Excess contributions" later in this section. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year.

Rollover and transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o     qualified plans;

o     governmental employer 457(b) plans;

o     403(b) plans; and

o     other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from "eligible retirement plans" other than traditional IRAs


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.


There are two ways to do rollovers:

o     Do it yourself:
      You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o     Direct rollover:
      You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a 403(b) plan, qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

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o     hardship withdrawals; or

o     corrective distributions that fit specified technical tax rules; or

o     loans that are treated as distributions; or

o     death benefit payments to a beneficiary who is not your surviving spouse;
      or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


Excess contributions

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contri bution amount for the applicable taxable year; or

o     regular contributions to a traditional IRA made after you reach age
      70-1/2; or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed later in this section under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1)   the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3)   you took no tax deduction for the excess contribution.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.

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If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" earlier in this section; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


Required minimum distributions


Background on Regulations--Required Minimum Distributions. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not

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

enroll in our service we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owners death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Spousal continuation


If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.


Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

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Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o     on or after your death; or

o     because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special fed eral income tax definition); or

o used to pay medical insurance premiums for unemployed indi viduals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special fed eral income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or


o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as lump sums will qualify for this exception if made before age 59-1/2.

To meet the substantially equal periodic payment exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."


The Stylus(R) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


Contributions to Roth IRAs

Individuals may make four different types of contributions to a Roth IRA:

o     regular after-tax contributions out of earnings; or


o taxable rollover contributions from traditional IRAs or other eli gible retirement plans ("conversion rollover" contributions); or


o tax-free rollover contributions from other Roth individual retire ment arrangements; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA or a Flexible Premium Roth IRA contract. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Regular contributions to Roth IRAs


Limits on regular contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.


If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income limits exceeds the following amounts (indexed for cost of living adjustment):

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2008, $169,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2008, $116,000 after adjustment).

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However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2008, between $159,000 and $169,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2008, between $101,000 and $116,000 after adjustment).

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

When you can make contributions. Same as traditional IRAs.

Deductibility of contributions. Roth IRA contributions are not tax deductible.

Rollovers and direct transfers

What is the difference between rollover and direct transfer transactions?


The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o     another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or

o from non-Roth accounts under another eligible retirement plan, subject to limits specified below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Beginning in 2008, amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan. You must meet AGI limits specified below.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. In the case of a traditional IRA conversion rollover for example, we are required to withhold 10% federal income tax from the amount treated as converted unless you properly elect out of such withholding. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

The following rules apply until 2010: You cannot make conversion rollover contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the conversion rollover. Modified adjusted gross income for this purpose excludes any lifetime required minimum distribution from a traditional IRA or other eligible retirement plan.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these


66  Tax information
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Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.


Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.


Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


To recharacterize a contribution, you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

Withdrawals, payments and transfers of funds out of Roth IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o     rollovers from a Roth IRA to another Roth IRA;

o     direct transfers from a Roth IRA to another Roth IRA;

o     qualified distributions from a Roth IRA; and

o     return of excess contributions or amounts recharacterized to a traditional
      IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o     you are age 59-1/2 or older; or

o     you die; or

o     you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion con-

                                                             Tax information  67
tributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)   Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

      (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

      (b)   Nontaxable portion.

(3)   Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contribu tions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2008 and the conversion contribution is made in 2009, the conversion contribution is treated as contributed prior to other conversion contributions made in 2009.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribu tion from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

68  Tax information
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Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments


Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. Based on the assumption that an annuity contract owner is married and claiming three withholding exemptions, periodic annuity payments totaling less than $18,720 in 2008 will generally be exempt from federal income tax withholding. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.


A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.


As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

Mandatory withholding from qualified plan distributions

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions. All distributions from a qualified plan are eligible rollover distributions unless they are on the following list of exceptions:


o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o     hardship withdrawals; or

o     corrective distributions that fit specified technical tax rules; or

o     loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan par ticipant's surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse may be a distribution subject to mandatory 20% withholding.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

                                                             Tax information  69

8. More information

--------------------------------------------------------------------------------
ABOUT SEPARATE ACCOUNT NO. 49


Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts for Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. The results of Separate Account No. 49 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.


Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within the Separate Account invests solely in class IB/B shares issued by the corresponding Portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, the Separate Account, or to add other separate accounts;

(2)   to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate the Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account or a variable investment option directly);

(5) to deregister the Separate Account under the Investment Company Act of 1940;

(6)   to restrict or eliminate any voting rights as to the Separate Account;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

ABOUT THE TRUSTS


The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this Prospectus, or in the respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The general account is not required to register as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allo-

70  More information
cate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have its signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or QP contracts. Please see Appendix V later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA, Roth IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50, subject to tax maximums. AIP additional contributions may be allocated to any of the variable investment options. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.


For contracts with GWBL, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day;

         - on a non-business day:
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.


o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contributions. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

                                                            More information  71

ABOUT YOUR VOTING RIGHTS


As the owner of shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:


o     the election of trustees;

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING


You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life and/or the Guaranteed withdrawal benefit ("Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information.


See Appendix V later in this Prospectus for any state variations with regard to terminating any benefits under your contract.


You cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing

72  More information
instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

DISTRIBUTION OF THE CONTRACTS


The contracts are distributed by AXA Distributors, LLC ("AXA Distributors"). AXA Distributors serves as principal underwriter of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. AXA Distributors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Distributors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Distributors also acts as a distributor for other AXA Equitable life and annuity products.


The contracts are sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with AXA Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to AXA Distributors based on contracts sold.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


AXA Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. AXA Distributors may also pay certain broker-AXA Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. AXA Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Stylus(R) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or, in the case of conference support, such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of AXA Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

AXA Distributors will receive 12b-1 fees from certain Portfolios for providing certain distribution and/or shareholder support services. AXA Distributors or its affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to AXA Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


                                                            More information  73

Appendix I: Condensed financial information

--------------------------------------------------------------------------------
The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.15%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION

--------------------------------------------------------------------------------
                                              For the year ended December 31,
                                        ----------------------------------------
                                                          2007
--------------------------------------------------------------------------------
AXA Aggressive Allocation
--------------------------------------------------------------------------------
  Unit value                                             $13.90
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                       225
--------------------------------------------------------------------------------
AXA Conservative Allocation
--------------------------------------------------------------------------------
  Unit value                                             $11.48
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        --
--------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------
  Unit value                                             $11.91
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        33
--------------------------------------------------------------------------------
AXA Moderate Allocation
--------------------------------------------------------------------------------
  Unit value                                             $54.56
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        87
--------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
--------------------------------------------------------------------------------
  Unit value                                             $13.37
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                       820
--------------------------------------------------------------------------------
EQ/Franklin Templeton Founding Strategy
--------------------------------------------------------------------------------
  Unit value                                             $ 9.53
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                       158
--------------------------------------------------------------------------------
EQ/Money Market
--------------------------------------------------------------------------------
  Unit value                                             $11.23
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                       103
--------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------


Trustees who are considering the purchase of a Stylus(R) QP contract should discuss with their tax advisors whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Stylus(R) QP contract or another annuity contract. Therefore, you should purchase a Stylus(R) QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. For defined contribution plans, we will only accept transfers from another defined contribution plan or a change of investment vehicles in the plan. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year. If amounts attributable to an excess or mistaken contribution must be withdrawn, a withdrawal charge may apply.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 6-1/2% (or 6%, as applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

o that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

o that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the trustee.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

                       Appendix II: Purchase considerations for QP contracts B-1

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.


The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market ), no additional contributions, no transfers, and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:



-----------------------------------------------------------------------------------------------------------------------------------
End of Con-                     6-1/2% Roll-Up to age 85      6% Roll-Up to age 85    Annual Ratchet to age 85      GWBL Enhanced
tract Year      Account Value         benefit base               benefit base              benefit base          death benefit base
-----------------------------------------------------------------------------------------------------------------------------------
     1            $105,000            $106,500(4)                 $106,000(6)                $105,000(1)             $107,000(8)
-----------------------------------------------------------------------------------------------------------------------------------
     2            $115,500            $113,423(3)                 $112,360(5)                $115,500(1)             $115,500(7)
-----------------------------------------------------------------------------------------------------------------------------------
     3            $129,360            $120,795(3)                 $119,102(5)                $129,360(1)             $129,360(7)
-----------------------------------------------------------------------------------------------------------------------------------
     4            $103,488            $128,647(3)                 $126,248(5)                $129,360(2)             $138,415(8)
-----------------------------------------------------------------------------------------------------------------------------------
     5            $113,837            $137,009(4)                 $133,823(6)                $129,360(2)             $147,470(8)
-----------------------------------------------------------------------------------------------------------------------------------
     6            $127,497            $145,914(4)                 $141,852(6)                $129,360(2)             $156,526(8)
-----------------------------------------------------------------------------------------------------------------------------------
     7            $127,497            $155,399(4)                 $150,363(6)                $129,360(2)             $165,581(8)
-----------------------------------------------------------------------------------------------------------------------------------



The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6-1/2% Roll-Up to age 85.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5) At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6) At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7) At the end of contract years 2 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8) At the end of contract years 1 and 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.


C-1 Appendix III: Enhanced death benefit example

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85" Guaranteed minimum death benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for a Stylus(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.33)% and 3.67% for the Stylus(R) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the Greater of 6-1/2% Roll-Up to age 85 and Annual Ratchet to age 85 Guaranteed minimum death benefit charge, the Guaranteed minimum income benefit charge, and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.14%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.79% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                                     Appendix IV: Hypothetical illustrations D-1

Stylus(R)
$100,000 Single Contribution and No Withdrawals

Male, Issue Age 60
Benefits:

  Greater of 6-1/2% Roll-Up to age 85 and Annual Ratchet to age 85 Guaranteed minimum death benefit



                                                        Greater of 6-1/2%
                                                         Roll-up to age
                                                          85 and Annual                                 Lifetime Annual
                                                         Ratchet to age                        Guaranteed Minimum Income Benefit
                                                          85 Guaranteed                        ----------------------------------
                                                          Minimum Death                           Guaranteed       Hypothetical
                   Account Value        Cash Value           Benefit       Total Death Benefit      Income            Income
       Contract ------------------- ------------------ ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     100,000  100,000    93,000    93,000   100,000  100,000    100,000  100,000     N/A      N/A      N/A      N/A
 61        2      96,192  102,192    89,192    95,192   106,000  106,000    108,400  108,400     N/A      N/A      N/A      N/A
 62        3      92,394  104,380    86,394    98,380   112,360  112,360    117,304  117,304     N/A      N/A      N/A      N/A
 63        4      88,600  106,558    82,600   100,558   119,102  119,102    126,742  126,742     N/A      N/A      N/A      N/A
 64        5      84,806  108,720    79,806   103,720   126,248  126,248    136,747  136,747     N/A      N/A      N/A      N/A
 65        6      81,006  110,862    78,006   107,862   133,823  133,823    147,352  147,352     N/A      N/A      N/A      N/A
 66        7      77,193  112,976    76,193   111,976   141,852  141,852    158,593  158,593     N/A      N/A      N/A      N/A
 67        8      73,363  115,054    73,363   115,054   150,363  150,363    170,508  170,508     N/A      N/A      N/A      N/A
 68        9      69,508  117,090    69,508   117,090   159,385  159,385    183,139  183,139     N/A      N/A      N/A      N/A
 69       10      65,623  119,074    65,623   119,074   168,948  168,948    196,527  196,527     N/A      N/A      N/A      N/A
 74       15      45,461  127,864    45,461   127,864   226,090  226,090    276,527  276,527   13,520   13,520   13,520   13,520
 79       20      23,279  133,591    23,279   133,591   302,560  302,560    383,584  383,584   20,272   20,272   20,272   20,272
 84       25           0  134,063         0   134,063         0  404,893          0  493,179   32,391   32,391   32,391   32,391
 89       30           0  141,573         0   141,573         0  429,187          0  517,472     N/A      N/A      N/A      N/A
 94       35           0  153,733         0   153,733         0  429,187          0  517,472     N/A      N/A      N/A      N/A
 95       36           0  156,431         0   156,431         0  429,187          0  517,472     N/A      N/A      N/A      N/A


The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

D-2 Appendix IV: Hypothetical illustrations

Appendix V: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


The following information is a summary of the states where the Stylus(R) contract or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus.

STATES WHERE CERTAIN STYLUS(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



-----------------------------------------------------------------------------------------------------------------------------------
State        Features and Benefits                                        Availability or Variation
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   See "Contract features and benefits"--"Your right to can-    If you reside in the state of California and you are
             cel within a certain number of days"                         age 60 and older at the time the contract is issued, you
                                                                          may return your variable annuity contract within 30 days
                                                                          from the date that you receive it and receive a refund as
                                                                          described below.

                                                                          If you allocate your entire initial contribution
                                                                          to the EQ/Money Market option, the amount of your
                                                                          refund will be equal to your contribution less
                                                                          interest, unless you make a transfer, in which case the
                                                                          amount of your refund will be equal to your account
                                                                          value on the date we receive your request to cancel at
                                                                          our processing office. This amount could be less than
                                                                          your initial contribution. If you allocate any portion
                                                                          of your initial contribution to the variable invest-
                                                                          ment options (other than the EQ/Money Market option),
                                                                          your refund will be equal to your account value on the
                                                                          date we receive your request to cancel at our
                                                                          processing office.
-----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS     See "Selecting an annuity payout option" under "Your         The following sentence replaces the first sentence of
             annuity payout options" in "Accessing your money"            the second paragraph in this section:

                                                                          You can choose the date annuity payments begin but it
                                                                          may not be earlier than twelve months from the
                                                                          Stylus(R) contract date.
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK     Effective on or about July 21, 2008, this contract will be available to New York residents with the following varia-
             tions:

             Guaranteed minimum income benefit                            To elect the Guaranteed minimum income benefit under an
                                                                          individually owned contract, you must be named as both
                                                                          the owner and the annuitant. If your contract is
                                                                          jointly owned, the named annuitant must be one of the
                                                                          joint owners.

             "Guaranteed minimum income benefit that includes the         All references to this feature are deleted in their
             6-1/2% Roll-Up benefit base"                                 entirety.

                                                                          You may elect the Guaranteed minimum income benefit that
                                                                          includes the 6% Roll-Up benefit base

             "Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to    All references to these features are deleted in their
             age 85 enhanced death benefit with the Guaranteed mini-      entirety.
             mum income benefit that includes the 6-1/2% Roll-Up
             benefit base" and "Greater of 6% Roll-Up to age 85 or
             Annual Ratchet to age 85 enhanced death benefit with the
             Guaranteed minimum income benefit that includes the
             6%Roll-Up benefit base"

             "Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to    All references to these features are deleted in their
             age 85 enhanced death benefit"; "Greater of 6% Roll-Up       entirety.
             to age 85 or Annual Ratchet to age 85 enhanced death
             benefit"; "GWBL Enhanced death benefit"                      You have a choice of the following guaranteed minimum
                                                                          death benefits:Annual Ratchet to age 85 or Standard death
                                                                          benefit
-----------------------------------------------------------------------------------------------------------------------------------


            Appendix V: State contract availability and/or variations of certain features and benefits E-1

-----------------------------------------------------------------------------------------------------------------------------------
State           Features and Benefits                                      Availability or Variation
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK        Guaranteed minimum death benefit/Guaranteed minimum        Not Available
(CONTINUED)     income benefit roll-up benefit base reset

                Guaranteed minimum income benefit "no lapse guarantee"     Not Available

                See "Guaranteed minimum income benefit charge" in "Fee     The charge for the Guaranteed minimum income benefit
                table" and "Charges and expenses"                          may not be increased, because the reset option is not
                                                                           available.

                See "Guaranteed withdrawal benefit for life charge" in     The charge for the GWBL Single Life option and the GWBL
                "Fee table" and in "Charges and expenses"                  Joint Life option is 0.65%.

                                                                           If your GWBL benefit base ratchets, we reserve the
                                                                           right to increase your charge up to 0.80% for the
                                                                           Single Life or Joint Life option, as applicable.

                See "How you can purchase and contribute to your con-      For owners and annuitants who are age 81 or older at
                tract" in "Contract features and benefits"                 contract issue, we may refuse to accept any
                                                                           contribution if the sum of all contributions under all
                                                                           Stylus(R) contracts with the same owner or annuitant
                                                                           would then total more than $500,000, even if GWBL is
                                                                           elected.

                See "Guaranteed withdrawal benefit for life ("GWBL")" in   This benefit is not available at issue ages younger than
                "Contract features and benefits"                           56.

                                                                           The following is added at the end of the first
                                                                           paragraph:

                                                                           Although you may make withdrawals from your contract
                                                                           prior to reaching age 59-1/2, such a withdrawal can
                                                                           cause a significant reduction in both your GWBL benefit
                                                                           base and your Guaranteed annual withdrawal amount and
                                                                           therefore significantly reduce or eliminate the value
                                                                           of the GWBL. Please see "Effect of GWBL Excess
                                                                           withdrawals" earlier in this Prospectus.

                                                                           The following replaces the 4th-6th sentences of the
                                                                           third paragraph:

                                                                           This can only be done before the later of age 59-1/2 or
                                                                           when the first withdrawal is made from the contract. If
                                                                           the successor owner is dropped before the later of age
                                                                           59-1/2 or when the first withdrawal is made from the
                                                                           contract, the Applicable percentage will be based on
                                                                           the owner's life on a Single life basis. After the
                                                                           later of age 59-1/2 or when the first withdrawal is
                                                                           made, the successor owner can be dropped but cannot be
                                                                           replaced. If the successor owner is dropped after the
                                                                           later of age 59-1/2 or when the first withdrawal is
                                                                           made, the Applicable percentage will continue to be
                                                                           based on the Joint life tier described in the table
                                                                           below.

                                                                           The following replaces the 4th-6th sentences of the
                                                                           fourth paragraph:

                                                                           This can only be done before the later of age 59-1/2 or
                                                                           when the first withdrawal is made. If the joint
                                                                           annuitant is dropped before the later of age 59-1/2 or
                                                                           when the first withdrawal is made from the contract,
                                                                           the Applicable percentage will be based on the
                                                                           annuitant's life on a Single life basis. After the
                                                                           later of age 59-1/2 or when the first withdrawal is
                                                                           made, joint annuitant may be dropped but cannot be
                                                                           replaced. If the joint annuitant is dropped after the
                                                                           later of age 59-1/2 or when the first withdrawal is
                                                                           made, the Applicable percentage will continue to be
                                                                           based on the Joint life tier described in the table
                                                                           below.
-----------------------------------------------------------------------------------------------------------------------------------


E-2 Appendix V: State contract availability and/or variations of certain features and benefits

-----------------------------------------------------------------------------------------------------------------------------------
State           Features and Benefits                                      Availability or Variation
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK                                                                   The following replaces the first bullet:
(CONTINUED)
                                                                           o You plan to take withdrawals prior to age 59-1/2 or
                                                                             in excess of your Guaranteed annual withdrawal amount
                                                                             because those withdrawals may significantly reduce or
                                                                             eliminate the value of the benefit (see "Effect of
                                                                             GWBL Excess withdrawals" earlier in this Prospectus).

                See "GWBL benefit base" under "Guaranteed withdrawal       The following replaces the last bullet:
                benefit for life ("GWBL")" in "Contract features and
                benefits"                                                  o Your GWBL benefit base is not reduced by withdrawals
                                                                             except those withdrawals that cause total withdrawals
                                                                             in a contract year to exceed your Guaranteed annual
                                                                             withdrawal amount, including any withdrawal made
                                                                             prior to age 59-1/2 ("GWBL Excess withdrawal"). See
                                                                             "Effect of GWBL Excess withdrawals" earlier in this
                                                                             Prospectus.

                See "Guaranteed annual withdrawal amount" under            The table is replaced with the following:
                "Guaranteed withdrawal benefit for life ("GWBL")" in
                "Contract features and benefits"                           The initial applicable percentage ("Applicable
                                                                           percentage") is based on the owner's age at the time of
                                                                           the first withdrawal made at or after age 59-1/2. For
                                                                           Joint life contracts, the initial Applicable percentage
                                                                           is based on the age of the younger owner or successor
                                                                           owner, at the time the first withdrawal made at or
                                                                           after age 59-1/2.

                                                                           -------------------------------------------------------
                                                                            Age                Applicable percentage*
                                                                           -------------------------------------------------------
                                                                                            Single life       Joint life
                                                                           -------------------------------------------------------
                                                                           59-1/2-75            5.0%             4.5%
                                                                           76-85                6.0%             5.5%
                                                                           86 and older         7.0%             6.5%
                                                                           -------------------------------------------------------
                                                                           * Prior to age 59-1/2, the Applicable percentage is 0%.

                                                                           Under a Joint life contract, if the successor owner
                                                                           dies prior to the first withdrawal being taken from the
                                                                           contract at or after age 59-1/2, the survivor may
                                                                           notify us to change the status of the contract to a
                                                                           Single life contract, and the Applicable percentage
                                                                           will be based on the survivor's life on a Single life
                                                                           basis. If the owner or successor owner dies after the
                                                                           first withdrawal is taken from the contract at or after
                                                                           age 59-1/2, the Applicable percentage will continue to
                                                                           be on a Joint life basis.

                See "Effect of GWBL Excess withdrawals" under "Guaran-     In addition to the disclosure provided in this section,
                teed withdrawal benefit for life ("GWBL")" in "Contract    any amount you withdraw before age 59-1/2 is also
                features and benefits"                                     considered an Excess withdrawal.

                See "Effect of your account value falling to zero" under   The seventh bullet in this section is replaced
                "Guaranteed withdrawal benefit for life ("GWBL")" in       with the following:
                "Contract features and benefits"
                                                                           The charge for the Guaranteed withdrawal benefit for
                                                                           life benefit and the Annual Ratchet to age 85 enhanced
                                                                           death benefit will no longer apply.
-----------------------------------------------------------------------------------------------------------------------------------


                                  Appendix V: State contract availability and/or
                                 variations of certain features and benefits E-3

-----------------------------------------------------------------------------------------------------------------------------------
State           Features and Benefits                                      Availability or Variation
-----------------------------------------------------------------------------------------------------------------------------------
New York        See "Other important considerations" under "Guaranteed     The second bullet in this section is replaced with the
(continued)     withdrawal benefit for life ("GWBL")" in "Contract         following:
                features and benefits"
                                                                           o Amounts withdrawn in excess of your Guaranteed annual
                                                                             withdrawal amount, including any withdrawal made
                                                                             before age 59-1/2, may be subject to a withdrawal
                                                                             charge, if applicable, as described in "Charges and
                                                                             expenses" in your Prospectus. In addition, all
                                                                             withdrawals count toward your free withdrawal amount
                                                                             for that contract year. Excess withdrawals can
                                                                             significantly reduce or completely eliminate the
                                                                             value of the GWBL. See "Effects of GWBL Excess
                                                                             withdrawals" earlier in this Prospectus.

                See  "Annuity maturity date"  in  "Accessing your money"   The annuity maturity date is generally the contract
                                                                           date anniversary that follows the annuitant's 90th
                                                                           birthday.
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA    Contributions                                              Your contract refers to contributions as premiums.

                Required disclosure for Pennsylvania customers             Any person who knowingly and with intent to defraud any
                                                                           insurance company or other person files an application
                                                                           for insurance or statement of claim containing any
                                                                           materially false information or conceals for the
                                                                           purpose of misleading, information concerning any fact
                                                                           material thereto commits a fraudulent insurance act,
                                                                           which is a crime and subjects such person to criminal
                                                                           and civil penalties.
-----------------------------------------------------------------------------------------------------------------------------------


E-4 Appendix V: State contract availability and/or variations of certain features and benefits

Statement of additional information

--------------------------------------------------------------------------------

Table of contents

                                                                          Page
Who is AXA Equitable?                                                        2
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2


How to Obtain a Stylus(R) Statement of Additional Information for
Separate Account No. 49


Send this request form to:

 Stylus(R)
 P.O. Box 1547
 Secaucus, NJ 07096-1547

.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Please send me a Stylus(R) SAI for Separate Account No. 49 dated May 1, 2008.


--------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------
City           State    Zip


                                                                 x01991Stylus(R)

                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 24. Financial Statements and Exhibits.

This Part C is amended solely for the purpose of filing the exhibits noted below. No amendment or deletion is made of any of the other information set forth under the Part C Items as provided in Post-Effective Amendment No. 5 to the Registration Statement.

         5.   (b)   Form of 2008 Application (App 02 V) is filed herewith.

              (c)   Form of 2008 Application (App 02 V-1) is filed herewith.

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 20th day of June, 2008.





                                 SEPARATE ACCOUNT No. 49 OF
                                 AXA EQUITABLE LIFE INSURANCE COMPANY
                                             (Registrant)

                                 By: AXA Equitable Life Insurance Company
                                             (Depositor)


                                 By: /s/ Dodie Kent
                                    --------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel
                                    AXA Equitable Life Insurance Company

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 20th day of June, 2008.


                                 AXA EQUITABLE LIFE INSURANCE COMPANY
                                              (Depositor)


                                 By: /s/ Dodie Kent
                                    --------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel
                                    AXA Equitable Life Insurance Company



         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                       Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Christopher M. Condron           Anthony J. Hamilton         Joseph H. Moglia
Henri de Castries                Mary R. (Nina) Henderson    Lorie A. Slutsky
Denis Duverne                    James F. Higgins            Ezra Suleiman
Charlynn Goins                   Scott D. Miller             Peter J. Tobin







*By: /s/ Dodie Kent
     ----------------------
     Dodie Kent
     Attorney-in-Fact

June 20, 2008.

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                                                     DOCUMENT TAG
----------                                                      ------------

5.(b)              Form of 2008 Application 02 V                 Ex-99.5(b)

5.(c)              Form of 2008 Application 02 V-1               Ex-99.5(c)